Filed pursuant to Rule 497(e)

Registration No. 333-11283

February 28, 2008 PROSPECTUS

(as supplemented)

SUNAMERICA FOCUSED SERIES, INC.

SUNAMERICA FOCUSED PORTFOLIOS

Focused Large-Cap Growth Portfolio

Focused Growth Portfolio

Focused Mid-Cap Growth Portfolio

Focused Small-Cap Growth Portfolio

Focused Large-Cap Value Portfolio

Focused Value Portfolio

Focused Mid-Cap Value Portfolio

Focused Small-Cap Value Portfolio

Focused Dividend Strategy Portfolio

Focused Growth and Income Portfolio

Focused International Equity Portfolio

Focused Technology Portfolio

Focused StarALPHA Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Highlights

Q&A

When deemed appropriate by an Adviser, a Portfolio may engage in active trading when it frequently trades its portfolio securities to achieve its investment goal.

A focused strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Focused Large-Cap Growth Portfolio, Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Value Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Value Portfolio, Focused Growth and Income Portfolio and Focused Technology Portfolio will generally hold between 30 to 50 securities, although an Adviser may, in its discretion, hold less than 30 securities. Each Adviser to the Focused International Equity Portfolio will generally invest in up to 20 securities and this Portfolio will generally hold up to a total of 60 securities. Each Adviser to the Focused StarALPHA Portfolio will generally invest in up to 10 securities and this Portfolio will generally hold 30 to 50 securities depending on the number of Advisers that it employs. The Focused Dividend Strategy Portfolio will generally hold up to 30 securities. Examples of when a Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new subadviser is selected to manage a Portfolio or a portion of a Portfolio’s assets. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position.

The “growth” oriented philosophy to which the Focused Large-Cap Growth Portfolio, Focused Growth Portfolio, Focused Mid-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio and Focused Technology Portfolio subscribe, and to which the Focused Growth and Income Portfolio and Focused International Equity Portfolio partly subscribe—that of investing in securities believed to offer the potential for long-term growth of capital—focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The “value” oriented philosophy to which the Focused Large-Cap Value Portfolio, Focused Value Portfolio, Focused Mid-Cap Value Portfolio, Focused Small-Cap Value Portfolio and Focused Dividend Strategy Portfolio subscribe, and to which the Focused Growth and Income Portfolio and Focused International Equity Portfolio partly subscribe-that of investing in securities believed to be undervalued in the market-reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

The strategy of “international” investing that the Focused International Equity Portfolio follows, involves investing in at least three countries outside of the United States, and may incorporate, in any combination, elements of value investing, growth investing, and country allocation.

Market Capitalization represents the total market value of the outstanding securities of a corporation. For specific market capitalization ranges, see pages 4 and 46.

Equity Securities include common stock and preferred stocks, convertible securities, warrants and rights.

The following questions and answers are designed to give you an overview of thirteen portfolios (each a “Portfolio” and collectively, the “Portfolios”) of SunAmerica Focused Series, Inc. (the “Fund”), and to provide you with information about the Portfolios and their investment goals, principal investment strategies, and principal investment techniques. Each investment goal, principal investment strategy and principal investment technique may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio’s investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under “More Information About the Portfolios,” on pages 42-45, and the glossary that follows on pages 46-48.

Q:	What are the Portfolios’ investment goals, principal strategies and techniques?

A:

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques
Focused Large-Cap Growth Portfolio	long-term growth of capital	growth and focus	Active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.
Focused Growth Portfolio	long-term growth of capital	growth and focus	Active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization.
Focused Mid-Cap Growth Portfolio	long-term growth of capital	growth and focus	Active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in mid-cap companies.
Focused Small-Cap Growth Portfolio	long-term growth of capital	growth and focus	Active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index.
Focused Large-Cap Value Portfolio	long-term growth of capital	value and focus	Active trading of equity securities selected on the basis of value criteria. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.
Focused Value Portfolio	long-term growth of capital	value and focus	Active trading of equity securities selected on the basis of value criteria, without regard to market capitalization.
Focused Mid-Cap Value Portfolio	long-term growth of capital	value and focus	Active trading of equity securities selected on the basis of value criteria. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in mid-cap companies.
Focused Small-Cap Value Portfolio	long-term growth of capital	value and focus	Active trading of equity securities selected on the basis of value criteria. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index.
Focused Dividend Strategy Portfolio	total return (including capital appreciation and current income)	value	Employs a “buy and hold” strategy with up to thirty high dividend yielding equity securities selected monthly from the Dow Jones Industrial Average and broader market. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.
Focused Growth and Income Portfolio	long-term growth of capital and current income	growth, value and focus	Active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the Advisers believe have elements of growth and value, issued by large-cap companies, including those that offer the potential for a reasonable level of current income. Each Adviser may emphasize either a growth orientation or a value orientation at any particular time.
Focused International Equity Portfolio	long-term growth of capital	international and focus	Active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in a number of different countries other than the U.S. and selected without regard to market capitalization. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in equity securities.
Focused Technology Portfolio	long-term growth of capital	growth and focus	Active trading of equity securities of companies that offer the potential for long-term growth of capital and that the Adviser believes will benefit significantly from technological advances or improvements, without regard to market capitalization. At least 80% of the Portfolio’s net assets plus any borrowing for investment purposes will be invested in such securities.
Focused StarALPHA Portfolio	total return	focus	Active trading of equity securities selected on the basis of company fundamentals, without regard to investment style or market capitalization.

Additional Information About the Portfolios

Each Portfolio is managed by a single Adviser, except for the Focused International Equity Portfolio and the Focused StarALPHA Portfolio. The Focused International Equity Portfolio provides investors with access to three different Advisers, and the Focused StarALPHA Portfolio provides investors with access to three to five different Advisers, each with a distinct methodology. The term “Adviser” refers to subadvisers selected by AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”), the Portfolios’ investment adviser, and AIG SunAmerica to the extent it manages all or a portion of a Portfolio. In addition, the Focused Large-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Mid-Cap Growth Portfolio. Focused Mid-Cap Value Portfolio, Focused Small-Cap Growth Portfolio, Focused Small-Cap Value Portfolio, Focused Technology Portfolio, Focused Dividend Strategy Portfolio and Focused International Equity Portfolio all have principal investment techniques which require 80% of each Portfolio’s assets be invested consistently with its name. A Portfolio may change this technique without shareholder approval; however, shareholders will receive 60 days’ notice prior to any such change.

Additional Information About the Focused Technology Portfolio

The Focused Technology Portfolio will generally invest in between 30 to 50 companies whose principal business, the Adviser believes, will significantly benefit from advances or improvement in technology. Technology companies include companies in many industries that rely extensively on technology in their product development or operations, are expected to benefit from technological advances and improvements, or may be experiencing growth in sales and earnings driven by technology related research, products or services. The broad industry categories in which technology companies may be found include computer software and hardware, network and capital broadcasting, internet and internet-related businesses, the development, production, sale, and distribution of goods or services used in the broadcast and media industries, communications services or equipment, the design, manufacture, or sale of electric components, defense and data storage and retrieval, healthcare and biotechnology. The relative size of the Portfolio’s investment within these industries will vary from time to time, and at times, one of these industries may not be represented in the Portfolio’s holdings. Under normal market conditions, all of the Portfolio’s holdings will be in technology companies.

Additional Information About the Focused Dividend Strategy Portfolio

The Focused Dividend Strategy Portfolio will select up to thirty high dividend yielding common stocks; which will be evaluated and adjusted at the discretion of the portfolio manager on a monthly basis, with consideration of the following factors:1) dividend yield; 2) quality as defined by high sales/earnings growth; 3) good valuation as defined by low price to book, price to earning, price to cash flow, and enterprise value to earnings before interest taxes depreciation and amortization (EBITDA); 4) good momentum as defined by relative strength, positive earnings surprise, positive return on equity; and 5) mispricings as defined by overselling/buying, assets unaccounted for by the market, extra merger and acquisition (M&A) value, probability of earnings disappointment, and money flow. Selections for the Portfolio may include securities of foreign issuers, but such securities may not exceed 20% of the Portfolio at each monthly rebalancing.

The monthly consideration of the stocks that meet these criteria will take place within the first five business days of each month, on the basis of the information as of the preceding month. Immediately after the Focused Dividend Strategy Portfolio buys and sells stocks, it will hold approximately an equal value of each of the thirty stocks. In other words, the Focused Dividend Strategy Portfolio will invest about 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Focused Dividend Strategy Portfolio, the Adviser will invest additional funds in the pre-selected stocks based on each stock’s respective percentage of the Portfolio’s assets at the time.

The Focused Dividend Strategy Portfolio employs a strategy to hold stocks between its monthly rebalancing even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. Due to changes in the market value of the stocks held by the Focused Dividend Strategy Portfolio, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the month.

Additional Information About the Focused StarALPHA Portfolio

The Focused StarALPHA Portfolio’s portfolio managers seek to provide risk-adjusted excess returns (“alpha”) over the Portfolio’s benchmark index, the S&P 500 Index. The S&P 500 Index is the Standard & Poor’s Composite Stock Price Index, a widely recognized unmanaged index of common stock prices. The Advisers will invest in companies primarily selected on the basis of company fundamentals, however the Advisers may also consider macroeconomic and other factors.

The Focused StarALPHA Portfolio is managed by three to five Advisers, with each Adviser generally investing in up to 10 securities, without regard to investment style or market capitalization. The Focused StarALPHA Portfolio will initially have five Advisers and will generally hold up to a total of 50 securities. In the future, AIG SunAmerica may, in its sole discretion, determine to decrease the number of Advisers for the Portfolio to a minimum of three. For example, in the event AIG SunAmerica terminates an Adviser, it

Portfolio Highlights

may opt not to replace the Adviser. In addition to the factors normally considered by AIG SunAmerica in selecting subadvisers, the Advisers for the StarALPHA Portfolio are selected based on the following criteria:

•

Expertise. The Adviser has investment management expertise in a broad and varied range of equity asset classes. Such capability is expected to add investment value for the Portfolio by providing greater diversity of risk and non-correlated sources of returns.

•

Lack of Stock Selection Bias. The Adviser has a flexible investment management infrastructure and experience that allows it to meet the Portfolio’s wide-ranging mandate without imposing selection-biases and has demonstrated the ability to implement that approach effectively.

The number of stocks managed by each Adviser may exceed 10 from time to time depending on the circumstances, as, for example, at a time when the Portfolio is reducing the number of Advisers that it employs, or for the reasons set forth in the Q&A on page 2.

Market Capitalization Ranges

Companies are determined to be large-cap companies, mid-cap companies or small-cap companies based upon the market capitalization of companies that are members of certain Russell Indices during the most recent 12-month period. A security of a company is determined to be a security of a large-cap company, mid-cap company or small-cap company based upon its market capitalization at the time at which the security is purchased. The Portfolios’ market capitalization ranges will change over time as Russell adds and deletes companies from the indices.

Principal Risks Specific to Certain Portfolios(1)
Portfolio	Portfolio-Specific Principal Risks*
Focused Large-Cap Growth Portfolio	Equity Securities(2); Non-Diversification(3)
Focused Growth Portfolio	Small-Cap Companies and Mid-Cap Companies(4); Equity Securities(2); Non-Diversification(3)
Focused Mid-Cap Growth Portfolio	Small-Cap Companies and Mid-Cap Companies(4); Equity Securities(2); Non-Diversification(3)
Focused Small-Cap Growth Portfolio	Small-Cap Companies and Mid-Cap Companies(4); Equity Securities(2); Non-Diversification(3)
Focused Large-Cap Value Portfolio	Equity Securities(2); Non-Diversification(3)
Focused Value Portfolio	Small-Cap Companies and Mid-Cap Companies(4); Equity Securities(2); Non-Diversification(3)
Focused Mid-Cap Value Portfolio	Small-Cap Companies and Mid-Cap Companies(4); Equity Securities(2); Non-Diversification(3)
Focused Small-Cap Value Portfolio	Small-Cap Companies and Mid-Cap Companies(4); Equity Securities(2); Non-Diversification(3)
Focused Dividend Strategy Portfolio	Strict Investment Technique(7); Equity Securities(2); Non-Diversification(3)
Focused Growth and Income Portfolio	Equity Securities(2); Non-Diversification(3)
Focused International Equity Portfolio	Foreign Securities(5); Small-Cap Companies and Mid-Cap Companies(4); Equity Securities(2); Non-Diversification(3)
Focused Technology Portfolio	Sector (Technology) Based Companies(6); Small-Cap Companies and Mid-Cap Companies(4); Equity Securities(2); Non-Diversification(3)
Focused StarALPHA Portfolio	Equity Securities(2); Foreign Securities(5); Non-Diversification(3); Small-Cap Companies and Mid-Cap Companies(4); Initial Public Offerings(8)

*	For further information regarding these risks, please see below under “Risk Terminology” on page 48.

(1)	Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank or AIG SunAmerica or AIG SunAmerica’s affiliates, any government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

(2)	All of the Portfolios invest primarily in equity securities. As with any equity portfolio, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions—for example, “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market, generally.
(3)	Each Portfolio is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.
(4)	Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.
(5)	The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.
(6)	Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than a fund that does not have significant investments in technology companies.
(7)	The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other mutual funds.
(8)	The Portfolio may invest in securities purchased in initial public offerings (“IPOs”). While the Portfolio’s investments in IPOs are based, as are its other investments, on solid company fundamentals, investments in IPOs can be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the Portfolio’s performance if it has a small asset base. The Portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the Portfolio will be able to obtain proportionately larger IPO allocations.

Portfolio Highlights

Q:	How have the Portfolios performed historically?

A:	The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios’ performance from calendar year to calendar year, and compare the Portfolios’ average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Portfolio will perform in the future. Performance information for the Focused StarALPHA Portfolio is not shown, as that Portfolio has not been in operation for at least one calendar year.

FOCUSED LARGE-CAP GROWTH PORTFOLIO        (CLASS A)

During the 9-year period shown in the Bar Chart, the highest return for a quarter ended was 31.82% (quarter ended December 31, 1999) and the lowest return for a quarter was –16.58% (quarter ended December 31, 2000).

		Average Annual Total Returns (as of calendar year ended December 31, 2007)
Focused Large-Cap Growth Portfolio[1]		Past One Year	Past Five Years	Class A, Class B and Class C Since Inception[5]	Class Z Since Inception[5]
	Class B	11.26%	11.02%	5.75%	N/A
	Class C	14.31%	11.30%	5.64%	N/A
	Class Z	16.80%	12.68%	N/A	3.05%
Returns Before Taxes (Class A)		9.41%	10.71%	5.68%	N/A
Return After Taxes on Distributions (Class A)		9.41%	10.71%	5.61%	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[2]		6.12%	9.36%	4.96%	N/A

Russell 1000 Growth Index[3]		11.81%	12.11%	2.38%	–0.82%
Morningstar Large Growth Category[4]		13.35%	12.75%	3.23%	1.19%

[1]	Includes sales charges.

[2]

When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

[3]	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher reinvested growth value.

[4]

Developed by Morningstar, Inc., the Morningstar Large Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio. You may not invest directly in the Morningstar Large Growth Category or the Russell 1000 Growth Index, and unlike the Portfolio, categories and benchmarks do not incur fees and expenses.

[5]

Class A, B and C shares commenced offering on June 8, 1998. Class Z shares commenced offering on July 7, 1999. On December 1, 2000, Class C shares were redesignated into Class II shares and then redesignated as Class C shares of the Portfolio on February 20, 2004.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FOCUSED GROWTH PORTFOLIO        (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 50.44% (quarter ended December 31, 1999) and the lowest return for a quarter was –23.50% (quarter ended September 30, 2001).

		Average Annual Total Returns (as of calendar year ended December 31, 2007)
Focused Growth Portfolio[1]		Past One Year	Past Five Years	Past Ten Years
	Class B	16.95%	17.46%	9.09%
	Class C	19.91%	17.66%	8.95%
Returns Before Taxes (Class A)		14.73%	17.05%	9.03%
Return After Taxes on Distributions (Class A)		13.77%	16.85%	8.12%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[2]		9.99%	14.99%	7.55%

Russell 3000 Growth Index[3]		11.40%	12.42%	3.83%
Morningstar Aggressive Growth Objective[4]		12.44%	15.79%	7.03%

[1]	Includes sales charges.

[2]

When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

[3]	The Russell 3000TM Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

[4]

Developed by Morningstar, Inc., the Morningstar Aggressive Growth Objective currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio. You may not invest directly in the Morningstar Aggressive Growth Objective or the Russell 3000 Growth Index, and unlike the Portfolio, categories and benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Highlights

FOCUSED MID-CAP GROWTH PORTFOLIO        (CLASS A)

During the 2-year period shown in the Bar Chart, the highest return for a quarter ended was 11.31% (quarter ended March 31, 2006) and the lowest return for a quarter was –4.53% (quarter ended June 30, 2006).

		Average Annual Total Returns (as of calendar year ended December 31, 2007)
Focused Mid-Cap Growth Portfolio[1]		Past One Year	Since Inception[5]
	Class B	11.98%	12.33%
	Class C	14.90%	13.40%
Returns Before Taxes (Class A)		9.87%	11.36%
Return After Taxes on Distributions (Class A)		5.58%	9.03%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[2]		8.06%	8.73%

Russell Midcap Growth Index[3]		11.43%	10.60%
Morningstar Mid-Cap Growth Category[4]		15.09%	11.46%

[1]	Includes sales charges.

[2]

When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

[3]	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth value.

[4]

Developed by Morningstar, the Morningstar Mid-Cap Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio. You may not invest directly in the Morningstar Mid-Cap Growth Category or the Russell Mid-Cap Growth Index, and unlike the Portfolio, categories and benchmarks do not incur fees and expenses.

[5]	Class A, B and C shares commenced offering on August 2, 2005.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FOCUSED SMALL-CAP GROWTH PORTFOLIO#*        (CLASS A)

During the 9-year period shown in the Bar Chart, the highest return for a quarter was 45.91% (quarter ended December 31, 1999) and the lowest return for a quarter was –25.45% (quarter ended September 30, 2001).

		Average Annual Total Returns (as of calendar year ended December 31, 2007)
Focused Small-Cap Growth Portfolio[1]		Past One Year	Past Five Years	Classes A, B and Class C Since Inception[5]	Class I Since Inception[5]
	Class B	4.57%	16.45%	8.86%	N/A
	Class C	7.27%	16.65%	8.68%	N/A
	Class I	8.94%	17.54%	N/A	3.11%
Returns Before Taxes (Class A)		2.66%	16.04%	8.83%	N/A
Return After Taxes on Distributions (Class A)		0.18%	14.68%	8.01%	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[2]		5.13%	14.03%	7.70%	N/A

Russell 2000 Growth Index[3]		7.05%	16.50%	4.42%	0.33%
Morningstar Small Growth Category[4]		7.59%	15.63%	8.28%	2.90%

[1]	Includes sales charges.

[2]

When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

[3]	Russell 2000 Growth Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

[4]

Developed by Morningstar, Inc., the Morningstar Small Growth Category currently reflects a group of mutual funds that have portfolios with small market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio. You may not invest directly in the Morningstar Small Growth Category or the Russell 2000 Growth Index, and unlike the Portfolio, categories and benchmarks do not incur fees and expenses.

[5]

Class A, B and C commenced offering on January 6, 1998. Class I shares commenced offering on July 10, 2000. On November 16, 2001, upon the consummation of the Small-Cap Growth reorganization, Class C shares of Small-Cap Growth Fund were reorganized as Class II shares of the Portfolio. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

Portfolio Highlights

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	Performance information shown includes that of the Small-Cap Growth Fund, a series of North American Funds, which was reorganized into the Portfolio on November 16, 2001 (the “Small-Cap Growth Reorganization”). The Portfolio commenced operations upon consummation of the Small-Cap Growth Reorganization. The average annual total returns of the shares of the Portfolio would differ from those of the shares of the Small-Cap Growth Fund of North American Funds only to the extent that the Portfolio is subject to different sales charges and expenses. If the Portfolio’s sales charges and expenses were reflected, returns of the Portfolio’s shares would be less than those shown. The Small-Cap Growth Fund of North American Funds had a similar investment objective, as does the Portfolio although the Small-Cap Growth Fund of North American Funds was managed by an affiliate of the manager and advised solely by Credit Suisse Asset Management, LLC. Effective, August 4, 2008, BAMCO, Inc. is solely responsible for the day-to-day management of the Focused Small-Cap Growth Portfolio’s assets.

#	Effective August 3, 2005, the Focused 2000 Growth Portfolio changed its name to the Focused Small-Cap Growth Portfolio.

FOCUSED LARGE-CAP VALUE PORTFOLIO        (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 24.19% (quarter ended June 30, 2003) and the lowest return for a quarter was –16.65% (quarter ended September 30, 2002).

		Average Annual Total Returns (as of calendar year ended December 31, 2007)
Focused Large-Cap Value Portfolio[1]		Past One Year	Past Five Years	Past Ten Years
	Class B	–0.15%	12.23%	5.79%
	Class C	1.93%	12.49%	5.68%
Returns Before Taxes (Class A)		–2.71%	11.90%	5.72%
Return After Taxes on Distributions (Class A)		–8.74%	9.76%	4.48%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[2]		2.80%	9.87%	4.62%

Russell 1000® Value Index[3]		–0.17%	14.63%	7.68%
Morningstar Large Value Category[4]		1.42%	13.16%	6.67%

[1]	Includes sales charges.

[2]

When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

[3]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

[4]

Developed by Morningstar, Inc., the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with large market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio. You may not invest directly in the Morningstar Large Value Category or the Russell 1000 Value Index, and unlike the Portfolio, categories and benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Highlights

FOCUSED VALUE PORTFOLIO        (CLASS A)

During the 8-year period shown in the Bar Chart, the highest return for a quarter was 14.43% (quarter ended June 30, 2003) and the lowest return for a quarter was –16.98% (quarter ended September 30, 2002).

		Average Annual Total Returns (as of calendar year ended December 31, 2007)
Focused Value Portfolio[1]		Past One Year	Past Five Years	Classes A, B and C Since Inception[7]
	Class B	2.96%	15.46%	11.13%
	Class C	5.61%	15.70%	11.12%
Returns Before Taxes (Class A)		1.00%	15.06%	11.03%
Return After Taxes on Distributions (Class A)		–2.15%	13.78%	9.92%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[2]		4.20%	13.12%	9.46%

Russell 3000® Value Index[3]		–1.01%	14.69%	7.01%
Russell 1000® Value Index[4,5]		–0.17%	14.63%	6.59%
Morningstar Large Value Category[6]		1.42%	13.16%	5.57%

[1]	Includes sales charges.

[2]

When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

[3]

The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

[5]

The Portfolio replaced the benchmark used in the table for the prior year (the Russell 1000® Value Index) with the Russell 3000® Value Index, which management believes represents a better approximation of performance.

[6]

Developed by Morningstar, Inc., the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with large market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio. You may not invest directly in the Morningstar Large Value Category, the Russell 3000® Value Index, or the Russell 1000® Value Index, and unlike the Portfolio, categories and benchmarks do not incur fees and expenses.

[7]

Class A, B and C shares commenced offering on November 1, 1999. Class I shares commenced offering on November 21, 2001. On December 1, 2000 Class C shares were redesignated into Class II shares of the Portfolio and then redesignated as Class C shares of the Portfolio on February 20, 2004.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FOCUSED MID-CAP VALUE PORTFOLIO        (CLASS A)

During the 2-year period shown in the Bar Chart, the highest return for a quarter ended was 9.92% (quarter ended March 31, 2006) and the lowest return for a quarter was –4.51% (quarter ended June 30, 2006).

		Average Annual Total Returns (as of calendar year ended December 31, 2007)
Focused Mid-Cap Value Portfolio[1]		Past One Year	Since Inception[5]
	Class B	9.00%	13.18%
	Class C	11.99%	14.25%
Returns Before Taxes (Class A)		7.19%	12.20%
Return After Taxes on Distributions (Class A)		6.24%	11.30%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[2]		5.90%	10.29%

Russell Midcap Value[3] Index		–1.42%	7.75%
Morningstar Mid-Cap Blend Category[4]		4.85%	8.41%

[1]	Includes sales charges.

[2]

When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

[3]	The Russell Midcap Value Index measures the performance of those Russell Midcap Value companies with lower price-to-book ratios and lower forecasted growth value.

[4]

Developed by Morningstar, the Morningstar Mid-Cap Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio. You may not invest directly in the Morningstar Mid-Cap Blend Category or the Russell Mid-Cap Value Index, and unlike the Portfolio, categories and benchmarks do not incur fees and expenses.

[5]	Class A, B and C shares commenced offering on August 2, 2005.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Highlights

FOCUSED SMALL-CAP VALUE PORTFOLIO         (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 20.51% (quarter ended June 30, 1999) and the lowest return for a quarter was –20.82% (quarter ended September 30, 2002).

		Average Annual Total Returns (as of calendar year ended December 31, 2007)
Focused Small-Cap Value Portfolio[1]		Past One Year	Past Five Years	Past Ten Years
	Class B	–2.95%	13.98%	8.72%
	Class C	–0.25%	14.25%	8.60%
Returns Before Taxes (Class A)		–4.50%	13.63%	8.65%
Return After Taxes on Distributions (Class A)		–6.99%	11.40%	7.24%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[2]		–2.23%	11.12%	7.04%

Russell 2000 Value Index[3]		–9.78%	15.80%	9.06%
Morningstar Small Value Category[4]		–6.08%	14.58%	8.88%

[1]	Includes sales charges.

[2]

When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

[3]	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

[4]

Developed by Morningstar, Inc., the Morningstar Small Value Category currently reflects a group of mutual funds that have portfolios with small market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio. You may not invest directly in the Morningstar Small Value Category or the Russell 2000 Value Index, and unlike the Portfolio, categories and benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FOCUSED DIVIDEND STRATEGY PORTFOLIO*        (CLASS C)

During the 9-year period shown in the Bar Chart, the highest return for a quarter was 15.36% (quarter ended June 30, 1999) and the lowest return for a quarter was –16.55% (quarter ended September 30, 2002).

		Average Annual Total Returns (as of calendar year ended December 31, 2007)
Focused Dividend Strategy Portfolio[1]		Past One Year	Past Five Years	Classes A, B and C Since Inception[5]
	Class A	–0.20%	8.67%	3.83%
	Class B	1.80%	8.98%	3.89%
Return Before Taxes (Class C)		4.40%	9.27%	3.79%
Return After Taxes on Distributions (Class C)		0.69%	7.83%	2.67%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class C)[2]		7.00%	7.75%	2.86%

S&P 500® Index[3]		5.49%	12.83%	4.57%
Morningstar Large Value Category[4]		1.42%	13.16%	5.47%

[1]	Includes sales charges.

[2]

When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

[3]	The S&P 500 Index® is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

[4]

Developed by Morningstar, Inc., the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with large market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio. You may not invest directly in the Morningstar Large Value Category or the S&P 500 Index, and unlike the Portfolio, categories and benchmarks do not incur fees and expenses.

[5]	Class A, B and C shares commenced offering on June 8, 1998. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	Performance information shown includes that of Focused Dividend Strategy Portfolio, a series of SunAmerica Equity Funds, which was reorganized into the Portfolio on February 20, 2004 (the “Focused Dividend Reorganization”). The Portfolio commenced operations upon consummation of the Focused Dividend Reorganization. The Portfolio is the successor to the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds.

Portfolio Highlights

FOCUSED GROWTH AND INCOME PORTFOLIO        (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 45.85% (quarter ended December 31, 1999) and the lowest return for a quarter was –17.52% (quarter ended March 31, 2001).

		Average Annual Total Returns (as of calendar year ended December 31, 2007)
Focused Growth and Income Portfolio[1]		Past One Year	Past Five Years	Past Ten Years
	Class B	2.26%	11.96%	5.96%
	Class C	5.05%	12.22%	5.81%
Returns Before Taxes (Class A)		0.54%	11.63%	5.88%
Return After Taxes on Distributions (Class A)		–2.17%	10.88%	5.23%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[2]		2.26%	9.99%	4.90%

S&P 500® Index[3]		5.49%	12.83%	5.91%
Morningstar Large Growth Category[4]		13.35%	12.75%	5.28%

[1]	Includes sales charges.

[2]

When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

[3]	The S&P 500® is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

[4]

Developed by Morningstar, Inc., the Morningstar Large Growth Category currently reflects a group of mutual funds that have portfolios with large market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio. You may not invest directly in the Morningstar Large Growth Category or the S&P 500 Index, and unlike the Portfolio, categories and benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FOCUSED INTERNATIONAL EQUITY PORTFOLIO        (CLASS A)

During the 6-year period shown in the Bar Chart, the highest return for a quarter was 18.40% (quarter ended June 30, 2003) and the lowest return for a quarter was –16.50% (quarter ended September 30, 2002).

		Average Annual Total Returns (as of calendar year ended December 31, 2007)
Focused International Equity Portfolio[1]		Past One Year	Past Five Years	Classes A, B and C Since Inception[5]
	Class B	6.23%	17.70%	13.56%
	Class C	9.06%	17.90%	13.53%
Return Before Taxes (Class A)		4.40%	17.27%	13.20%
Return After Taxes on Distributions (Class A)		2.11%	15.64%	11.93%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[2]		5.91%	14.89%	11.38%

MSCI EAFE Index[3]		11.17%	21.59%	14.70%
Morningstar Foreign Large Blend Category[4]		12.71%	20.31%	13.81%

[1]	Includes sales charges.

[2]

When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

[3]	The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries of Europe, Australia, Asia and the Far East.

[4]

Developed by Morningstar, Inc., the Morningstar Foreign Large Blend Category currently reflects a group of mutual funds that have portfolios with large market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio. You may not invest directly in the Morningstar Foreign Large Blend Category or the MSCI EAFE Index, and unlike the Portfolio, categories and benchmarks do not incur fees and expenses.

[5]	Class A, B and C shares commenced offering on November 1, 2001. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Highlights

FOCUSED TECHNOLOGY PORTFOLIO        (CLASS A)

During the 7-year period shown in the Bar Chart, the highest return for a quarter was 42.82% (quarter ended December 31, 2001) and the lowest return for a quarter was –47.21% (quarter ended September 30, 2001).

		Average Annual Total Returns (as of calendar year ended December 31, 2007)
Focused Technology Portfolio[1]		Past One Year	Past Five Years	Classes A, Class B and Class C Since Inception[8]
	Class B	12.45%	21.47%	–6.96%
	Class C	15.45%	21.65%	–6.96%
Returns Before Taxes (Class A)		10.36%	20.96%	–7.12%
Return After Taxes on Distributions (Class A)		10.36%	20.96%	–7.12%
Return After Taxes on Distributions and Sale of Portfolio Shares (Class A)[2]		6.74%	18.64%	–5.80%
S&P 500® Index[3]		5.49%	12.83%	2.32%

Morgan Stanley Technology Index[4]		10.24%	17.23%	–3.90%
NASDAQ 100® Index5, [7]		19.24%	16.63%	–5.47%
Morningstar Specialty Technology Category[6,7]		16.12%	16.33%	–7.06%

[1]	Includes sales charges.

[2]

When the return after taxes on distributions and sales of Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

[3]	The S&P 500® is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

[4]

The Morgan Stanley Technology Index is an equal-dollar weighted index designed to measure the performance of a cross section of highly capitalized U.S. companies that are active in nine key technology subsectors: computer services, design software, server software, P.C. software and new media, networking and telecommunications equipment, server hardware, P.C. hardware and peripherals, specialized systems and semiconductors.

[5]	The NASDAQ 100® Index is a widely recognized, unmanaged index of common stock prices.

[6]

Developed by Morningstar, Inc., the Morningstar Specialty Technology Category currently reflects a group of mutual funds that have median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio. You may not invest directly in the Morningstar Specialty Technology Category, the S&P 500® Index, the NASDAQ 100® Index, or the Morgan Stanley Technology Index and, unlike the Portfolio, categories and benchmarks do not incur fees and expenses.

[7]

The Portfolio replaced the benchmarks used in the table for the prior year (the NASDAQ 100® Index and Morningstar Specialty Technology Category) with the Morgan Stanley Technology Index, which management believes represents a better approximation of performance. The S&P 500® Index is included as a broad measure of market performance.

[8]

Class A, B and C shares commenced offering on May 22, 2000. On December 1, 2000 Class C shares were redesignated into Class II shares of the Portfolio and then redesignated as Class C shares of the Portfolio on February 20, 2004.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Portfolio Highlights

Q:	What are the Portfolios’ expenses?

A:	The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

	Focused Large-Cap Growth Portfolio
	Class A		Class B		Class C		Class Z(5)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed or original purchase cost)(2)	None		4.00%		1.00%		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None
Redemption Fee(3)	None		None		None		None
Exchange Fee	None		None		None		None
Maximum Account Fee	None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.75	%(10)	0.75	%(10)	0.75	%(10)	0.75	%(10)
Distribution and Service (12b-1) Fees(4)	0.35%		1.00%		1.00%		None
Other Expenses	0.34%		0.38%		0.35%		0.09%

Total Annual Fund Operating Expenses	1.44	%(10)	2.13	%(10)	2.10	%(10)	0.84	%(10)

Expenses Reimbursement (Recoupment)	—		—		—		—
Net Expenses	1.44	%(6)	2.13	%(6)	2.10	%(6)	0.84	%(6)

(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.
(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower. See pages 29-30 for more information on the CDSCs.
(3)	A $15.00 fee will be imposed on wire and overnight mail redemptions.
(4)	Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(5)	Class I and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs.
(6)	Through directed brokerage arrangements, a portion of the Portfolios’ expenses have been reduced. “Other Expenses” do not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account “Net Expenses” for each class would have been as follows:

Portfolio	Class A	Class B	Class C	Class I	Class Z
Focused Large-Cap Growth	1.42%	2.11%	2.08%	N/A	0.82%
Focused Growth	1.68	2.36	2.36	N/A	N/A
Focused Mid-Cap Growth	1.66	2.31	2.31	N/A	N/A
Focused Small-Cap Growth	1.66	2.36	2.34	1.61%	N/A
Focused Large-Cap Value	1.41	2.15	2.10	N/A	N/A
Focused Value	1.65	2.32	2.31	N/A	N/A
Focused Mid-Cap Value	1.68	2.33	2.33	N/A	N/A
Focused Small-Cap Value	1.43	2.16	2.10	N/A	N/A
Focused Growth and Income	1.62	2.35	2.29	N/A	N/A
Focused International Equity	1.95	2.60	2.60	N/A	N/A
Focused Technology	1.88	2.52	2.52	N/A	N/A
Focused StarALPHA	1.71	N/A	2.36	N/A	N/A

Focused Growth Portfolio						Focused Mid-Cap Growth Portfolio						Focused Small-Cap Growth Portfolio
Class A		Class B		Class C		Class A		Class B		Class C		Class A		Class B		Class C		Class I(5)

5.75%		None		None		5.75%		None		None		5.75%		None		None		None
None		4.00%		1.00%		None		4.00%		1.00%		None		4.00%		1.00%		None
None		None		None		None		None		None		None		None		None		None
None		None		None		None		None		None		None		None		None		None
None		None		None		None		None		None		None		None		None		None
None		None		None		None		None		None		None		None		None		None

1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%
0.35%		1.00%		1.00%		0.35%		1.00%		1.00%		0.35%		1.00%		1.00%		None
0.33%		0.40%		0.36%		0.43	%(9)	1.16	%(9)	0.63	%(9)	0.32%		0.40%		0.35%		0.63%

1.68%		2.40%		2.36%		1.78%		3.16%		2.63%		1.67%		2.40%		2.35%		1.63%

(0.01%)		0.03%		(0.01%)		0.06%		0.79%		0.26%		—		0.03%		(0.00%)		0.01%
1.69	%(6)(7)	2.37	%(6)(7)	2.37	%(6)(7)	1.72	%(6)(7)	2.37	%(6)(7)	2.37	%(6)(7)	1.67	%(6)(7)	2.37	%(6)(7)	2.35	%(6)(7)	1.62	%(6)(7)

(7)	Pursuant to an Expense Limitation Agreement, AIG SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below:

Portfolio	Class A	Class B	Class C	Class I	Class Z
Focused Growth Portfolio	1.72%	2.37%	2.37%	N/A	N/A
Focused Mid-Cap Growth Portfolio	1.72	2.37	2.37	N/A	N/A
Focused Small-Cap Growth Portfolio	1.72	2.37	2.37	1.62%	N/A
Focused Large-Cap Value Portfolio	1.72	2.37	2.37	N/A	N/A
Focused Value Portfolio	1.72	2.37	2.37	N/A	N/A
Focused Mid-Cap Value Portfolio	1.72	2.37	2.37	N/A	N/A
Focused Small-Cap Value Portfolio	1.72	2.37	2.37	N/A	N/A
Focused Dividend Strategy Portfolio	0.95	1.60	1.60	N/A	N/A
Focused Growth and Income Portfolio	1.72	2.37	2.37	N/A	N/A
Focused International Equity Portfolio	1.95	2.60	2.60	N/A	N/A
Focused Technology Portfolio	1.88	2.53	2.53	N/A	N/A
Focused StarALPHA Portfolio	1.72	N/A	2.37	N/A	N/A

These fee waivers and expense reimbursements will continue indefinitely, subject to termination by the Board of Directors, including a majority of the Directors who are not interested persons of the Portfolios, as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Disinterested Directors”).

(8)	Any waivers or reimbursements made by AIG SunAmerica with respect to any Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to AIG SunAmerica and remain in compliance with the foregoing expense limitations. AIG SunAmerica has waived its right to recoup payments made prior to February 1, 2008 with respect to the Focused Technology Portfolio for a period of two years beginning February 1, 2008 through January 31, 2010.

(9)	“Other Expenses” for the Focused Mid-Cap Growth and Focused Small-Cap Value Portfolio include “acquired fund fees and expenses” (i.e., fees and expenses incurred indirectly by the Portfolio as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Portfolio, which generally include investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles).

(10)	Effective February 1, 2008, the management fee for the Focused Technology Portfolio was decreased from 1.25% to 1.00%. Effective August 22, 2008, the management fees for Focused Large-Cap Value Portfolio, Focused Small-Cap Value Portfolio and Focused Large-Cap Growth Portfolio were decreased from 1.00%, 1.00% and 0.85%, respectively, to 0.75% for each Portfolio. Accordingly, the Management Fee and Total Annual Fund Operating Expenses have been restated to reflect current fees.

Portfolio Highlights

	Focused Large-Cap Value Portfolio
	Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed or original purchase costs)(2)	None		4.00%		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee(3)	None		None		None
Exchange Fee	None		None		None
Maximum Account Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.75	%(10)	0.75	%(10)	0.75	%(10)
Distribution and Service (12b-1) Fees(4)	0.35%		1.00%		1.00%
Other Expenses	0.32%		0.41%		0.36%

Total Annual Fund Operating Expenses	1.42	%(10)	2.16	%(10)	2.11	%(10)

Expense Reimbursement (Recoupments)	—		(0.00%)		—
Net Expenses	1.42	%(6)(7)	2.16	%(6)(7)	2.11	%(6)(7)

For footnotes, please refer to pages 20 and 21.

Focused Value Portfolio						Focused Mid-Cap Value Portfolio						Focused Small-Cap Value Portfolio
Class A		Class B		Class C		Class A		Class B		Class C		Class A		Class B		Class C

5.75%		None		None		5.75%		None		None		5.75%		None		None
None		4.00%		1.00%		None		4.00%		1.00%		None		4.00%		1.00%
None		None		None		None		None		None		None		None		None
None		None		None		None		None		None		None		None		None
None		None		None		None		None		None		None		None		None
None		None		None		None		None		None		None		None		None

1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		0.75	%(10)	0.75	%(10)	0.75	%(10)
0.35%		1.00%		1.00%		0.35%		1.00%		1.00%		0.35%		1.00%		1.00%
0.29%		0.30%		0.30%		0.43%		0.93%		0.54%		0.34%		0.40%		0.36%

1.64%		2.30%		2.30%		1.78%		2.93%		2.54%		1.44	%(10)	2.15	%(10)	2.11	%(10)

(0.02%)		(0.03%)		(0.02%)		0.06%		0.56%		0.17%		—		(0.02%)		—
1.66	%(6)(7)	2.33	%(6)(7)	2.32	%(6)(7)	1.72	%(6)(7)	2.37	%(6)(7)	2.37	%(6)(7)	1.44	%(6)(7)	2.17	%(6)(7)	2.11	%(6)(7)

Portfolio Highlights

	Focused Dividend Strategy Portfolio						Focused Growth and Income Portfolio
	Class A		Class B		Class C		Class A		Class B		Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	5.75%		None		None		5.75%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed or original purchase cost)(2)	None		4.00%		1.00%		None		4.00%		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None		None
Redemption Fee(3)	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Maximum Account Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.35%		0.35%		0.35%		1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees(4)	0.35%		1.00%		1.00%		0.35%		1.00%		1.00%
Other Expenses	0.35%		0.35%		0.33%		0.29%		0.34%		0.31%

Total Annual Fund Operating Expenses	1.05%		1.70%		1.68%		1.64%		2.34%		2.31%

Expense Reimbursement (Recoupments)	0.10%		0.10%		0.08%		—		(0.03%)		(0.00%)
Net Expenses	0.95	%(7)	1.60	%(7)	1.60	%(7)	1.64	%(6)(7)	2.37	%(6)(7)	2.31	%(6)(7)

For footnotes, please refer to pages 20 and 21.

Focused International Equity Portfolio						Focused Technology Portfolio						Focused StarALPHA Portfolio
Class A		Class B		Class C		Class A		Class B		Class C		Class A		Class C
5.75%		None		None		5.75%		None		None		5.75%		None
None		4.00%		1.00%		None		4.00%		1.00%		None		1.00%
None		None		None		None		None		None		None		None
2.00%		None		None		None		None		None		None		None
2.00%		None		None		None		None		None		None		None
None		None		None		None		None		None		None		None

1.25%		1.25%		1.25%		1.00	%(10)	1.00	%(10)	1.00	%(10)	1.00%		1.00%
0.35%		1.00%		1.00%		0.35%		1.00%		1.00%		0.35%		1.00%
0.37%		0.45%		0.41%		0.54%		0.60%		0.54%		0.54%		1.29%

1.97%		2.70%		2.66%		1.89	%(10)	2.60	%(10)	2.54	%(10)	1.89%		3.29%

0.02%		0.10%		0.06%		0.01%		0.07%		0.01%		0.17%		0.92%
1.95	%(6)(7)	2.60	%(6)(7)	2.60	%(6)(7)	1.88	%(6)(7)	2.53	%(6)(7)	2.53	%(6)(7)	1.72	%(6)(7)	2.37	%(6)(7)

Portfolio Highlights

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolios’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

If you redeemed your shares at the end of the periods indicated:

	1 Year	3 Years	5 Years	10 Years
Focused Large-Cap Growth Portfolio
(Class A shares)	$713	$1,004	$1,317	$2,200
(Class B shares)*	616	967	1,344	2,287
(Class C shares)	313	658	1,129	2,431
(Class Z shares)	86	268	466	1,037
Focused Growth Portfolio
(Class A shares)	$737	$1,077	$1,440	$2,458
(Class B shares)*	640	1,039	1,465	2,537
(Class C shares)	340	739	1,265	2,706
Focused Mid-Cap Growth Portfolio
(Class A shares)	$740	$1,086	$1,455	$2,488
(Class B shares)*	640	1,039	1,465	2,545
(Class C shares)	340	739	1,265	2,706
Focused Small-Cap Growth Portfolio
(Class A shares)	$735	$1,071	$1,430	$2,438
(Class B shares)*	640	1,039	1,465	2,532
(Class C shares)	338	733	1,255	2,686
(Class I shares)	165	511	881	1,922
Focused Large-Cap Value Portfolio
(Class A shares)	$711	$998	$1,307	$2,179
(Class B shares)*	619	976	1,359	2,305
(Class C shares)	314	661	1,134	2,441
Focused Value Portfolio
(Class A shares)	$734	$1,068	$1,425	$2,427
(Class B shares)*	636	1,027	1,445	2,499
(Class C shares)	335	724	1,240	2,656
Focused Mid-Cap Value Portfolio
(Class A shares)	$740	$1,086	$1,455	$2,488
(Class B shares)*	640	1,039	1,465	2,545
(Class C shares)	340	739	1,265	2,706
Focused Small-Cap Value Portfolio
(Class A shares)	$713	$1,004	$1,317	$2,200
(Class B shares)*	620	979	1,364	2,318
(Class C shares)	314	661	1,134	2,441
Focused Dividend Strategy Portfolio
(Class A shares)	$666	$860	$1,070	$1,674
(Class B shares)*	563	805	1,071	1,726
(Class C shares)	263	505	871	1,900
Focused Growth and Income Portfolio
(Class A shares)	$732	$1,063	$1,415	$2,407
(Class B shares)*	640	1,039	1,465	2,525
(Class C shares)	334	721	1,235	2,646
Focused International Equity Portfolio
(Class A shares)	$762	$1,152	$1,567	$2,719
(Class B shares)*	663	1,108	1,580	2,776
(Class C shares)	363	808	1,380	2,934

	1 Year	3 Years	5 Years	10 Years
Focused Technology Portfolio
(Class A shares)	$755	$1,132	$1,533	$2,649
(Class B shares)*	656	1,088	1,545	2,707
(Class C shares)	356	788	1,345	2,866
Focused StarALPHA Portfolio
(Class A shares)	$740	$1,086	$1,455	$2,488
(Class C shares)	340	739	1,265	2,706

*	Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled “Shareholder Account Information” on page 29. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Focused Large-Cap Growth Portfolio
(Class A shares)	$713	$1,004	$1,317	$2,200
(Class B shares)*	216	667	1,144	2,287
(Class C shares)	213	658	1,129	2,431
(Class Z shares)	86	268	466	1,037
Focused Growth Portfolio
(Class A shares)	$737	$1,077	$1,440	$2,458
(Class B shares)*	240	739	1,265	2,537
(Class C shares)	240	739	1,265	2,706
Focused Mid-Cap Growth Portfolio
(Class A shares)	$740	$1,086	$1,455	$2,488
(Class B shares)*	240	739	1,265	2,545
(Class C shares)	240	739	1,265	2,706
Focused Small-Cap Growth Portfolio
(Class A shares)	$735	$1,071	$1,430	$2,438
(Class B shares)*	240	739	1,265	2,532
(Class C shares)	238	733	1,255	2,686
(Class I shares)	165	511	881	1,922
Focused Large-Cap Value Portfolio
(Class A shares)	$711	$998	$1,307	$2,179
(Class B shares)*	219	676	1,159	2,305
(Class C shares)	214	661	1,134	2,441
Focused Value Portfolio
(Class A shares)	$734	$1,068	$1,425	$2,427
(Class B shares)*	236	727	1,245	2,499
(Class C shares)	235	724	1,240	2,656
Focused Mid-Cap Value Portfolio
(Class A shares)	$740	$1,086	$1,455	$2,488
(Class B shares)*	240	739	1,265	2,545
(Class C shares)	240	739	1,265	2,706
Focused Small-Cap Value Portfolio
(Class A shares)	$713	$1,004	$1,317	$2,200
(Class B shares)*	220	679	1,164	2,318
(Class C shares)	214	661	1,134	2,441
Focused Dividend Strategy Portfolio
(Class A shares)	$666	$860	$1,070	$1,674
(Class B shares)*	163	505	871	1,726
(Class C shares)	163	505	871	1,900
Focused Growth and Income Portfolio
(Class A shares)	$732	$1,063	$1,415	$2,407
(Class B shares)*	240	739	1,265	2,525
(Class C shares)	234	721	1,235	2,646

Portfolio Highlights

	1 Year	3 Years	5 Years	10 Years
Focused International Equity Portfolio
(Class A shares)	$762	$1,152	$1,567	$2,719
(Class B shares)*	263	808	1,380	2,776
(Class C shares)	263	808	1,380	2,934
Focused Technology Portfolio
(Class A shares)	$755	$1,132	$1,533	$2,649
(Class B shares)*	256	788	1,345	2,707
(Class C shares)	256	788	1,345	2,866
Focused StarALPHA Portfolio
(Class A shares)	$740	$1,086	$1,455	$2,488
(Class C shares)	240	739	1,265	2,706

*	Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled “Shareholder Account Information” on page 29. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

Shareholder Account Information

SELECTING A SHARE CLASS

Each Portfolio offers a number of classes of shares through this Prospectus, which may include Class A, Class B, Class C, Class I and Class Z shares.

Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

Class A	Class B	Class C
• Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class B or Class C shares.

• No front-end sales charges; all your money goes to work for you right away.

• Higher annual expenses than Class A shares.

• Deferred sales charge on shares you sell within six years of purchase, as described below.

• Automatic conversion to Class A shares approximately eight years after purchase.

• Purchases in an amount of $100,000 or more will not be permitted. You should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.

• No front-end sales charges; all your money goes to work for you right away.

• Higher annual expenses than Class A shares.

• Deferred sales charge on shares you sell within twelve months of purchase, as described below.

• No conversion to Class A shares.

Class I		Class Z
• Offered exclusively to certain institutions. • No sales charges. • Lower annual expenses than Class A, B, or C shares.		• Offered exclusively to certain AIG SunAmerica affiliated companies’ retirement plans (the “Plan”). • No sales charges. • Lower annual expenses than Class A, B, C or I shares.

CALCULATION OF SALES CHARGES

Class A. Sales Charges are as follows:	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	up to 1.00%

*	Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

Class B: Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of purchase. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

Years after purchase year	CDSC on shares being sold
1st year or 2nd year	4.00%
3rd and 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Shareholder Account Information

If you purchased Class B shares of a Portfolio prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.

Class C: Shares are offered at their net asset value per share, without any front-end sales charge. However, there is also a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class C shares in connection with the reorganization of a North American Fund into your Portfolio, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc. (“AIG SACS” or the “Distributor”)). Any Class B or Class C shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Portfolios’ transfer agent (the “Transfer Agent”) (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Portfolio as described on page 31 below under “Information and records to be provided to the Portfolio.”

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Portfolio reserves the right to modify or to cease offering these programs at any time.

•

Rights of Accumulation. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by AIG SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Portfolio shares you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Portfolio at the time of your purchase of Portfolio shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Portfolio reserves the right to modify or to cease offering these programs at any time.

•

Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with AIG SACS. The following conditions established by the AIG SACS apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis; and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Portfolios may be purchased by clients at net asset value.

•

Participants in certain employer-sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Portfolio(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Portfolio or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•	Portfolio Directors and other individuals and their families who are affiliated with any Portfolio distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families.

•	Registered management investment companies that are advised by AIG SunAmerica.

Waivers for Certain Investors for Class B and Class C shares. Under the following circumstances, the CDSC may be waived on redemption of Class B and Class C shares. The Portfolios reserve the right to modify or cease offering these programs at any time without prior notice:

•	Within one year of the shareholder’s death or becoming legally disabled (individual and spousal joint accounts only).

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under “Shareholder Account Information”).

Other Sales Charge Arrangements and Waivers. The Portfolio and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Portfolios reserve the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Portfolio will automatically be reinvested in additional shares of the Portfolio and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by AIG SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of Shares. Shares of the Portfolio may be exchanged for the same class of shares of one or more other retail funds distributed by AIG SACS except AIG SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and C shares only) at net asset value per share at the time of exchange. Please refer to the “Additional Investor Services” in this Prospectus for more details about this program.

•

Reinstatement Privilege. Within one year of a redemption of certain Class A, Class B and Class C shares, the proceeds of the sale may be invested in the same share class of any Portfolio or in the same share class of any other retail fund distributed by AIG SACS without a sales charge, except for SunAmerica Senior Floating Rate Fund, Inc. (where the reinstatement privilege applies to Class A and Class C shares only). A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

•	Seed Capital. Sales charges were not imposed on the purchase of seed capital shares by AIG SunAmerica or its affiliates and CDSCs will not be imposed on the redemption of these shares.

Information and records to be provided to the Portfolio. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the “Additional Investor Services” hyperlink. The Portfolios’ Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

Shareholder Account Information

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I and Class Z) of each Portfolio has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to AIG SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	0.25%
B	0.75%	0.25%
C	0.75%	0.25%

Because Rule 12b-1 Fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, AIG SACS is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B AND C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for each class of each Portfolio are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for each Portfolio are as follows:

•	non-retirement account: $100

•	retirement account: $25

The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Portfolios reserve the right to redeem the shares purchased and close the account. If a Portfolio closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Portfolio decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

If you invest in the Portfolio through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Portfolio shares. These fees are in addition to those imposed by the Portfolio and its affiliates. You should ask your dealer, broker or financial adviser about its applicable fees.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Portfolios directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Portfolios directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Portfolios due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Portfolio shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Portfolio shares through a financial institution, please call your Financial Institution or the Portfolios at 800-858-8850.

Shareholder Account Information

HOW TO BUY SHARES (CLASSES A, B AND C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A, B and C shares through any Financial Institution. Your Financial Institution will place your order with the Portfolio on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Portfolio or its agents as described below under “Adding to an Account.” The Portfolios will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, any Portfolio or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Portfolio or its agents.

Buying Shares Through the Portfolio

Opening an Account	Adding to an Account

By check

• Make out a check for the investment amount, payable to the Portfolio or payable to AIG SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

• Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

• All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

• Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

• Make out a check for the investment amount, payable to the Portfolio or payable to AIG SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

• Include the stub from your Portfolio statement or a note specifying the Portfolio name, your share class, your account number and the name(s) in which the account is registered.

• Indicate the Portfolio and account number in the memo section of your check.

• Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9373

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

• Fax your completed application to AIG SunAmerica Fund Services, Inc. at 201-324-6496.

• Obtain your account number by calling Shareholder Services at 800-858-8850.

• Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include name of Portfolio and share class).

FBO:       (Include account number & name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

• Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN:   (Include name of Portfolio and share class).

FBO:       (Include account number & name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

HOW TO SELL SHARES (CLASSES A, B AND C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Portfolios as described below under “Selling Shares Through the Portfolio.” Shares held for you in your Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Portfolio

By mail

Send your request to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 W 9th Street

Kansas City, MO 64105-1514

Your request should include:

•   Your name

•   Portfolio name, share class and account number

•   The dollar amount or number of shares to be redeemed

•   Any special payment instructions

•   The signature of all registered owners exactly as the account is registered, and

•   Any special documents required to assure proper authorization

On overnight mail redemption, a $15 fee will be deducted from your account.

By phone
• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days. • Or, for automated 24-hour account access call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days. Otherwise, you must provide, in writing, the following information:

•   The Portfolio name, share class and account number you are redeeming

•   Bank or Financial Institution name

•   ABA routing number, and

•   Account registration

If the account registration at your bank is different than your account at AIG SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 fee will be deducted from your account.

By Internet
Visit our website at www.sunamericafunds.com, and select the “View Your Account” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

Shareholder Account Information

Certain Requests Require A Medallion Guarantee:

To protect you and the Portfolio from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee) if:

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

You can generally obtain a medallion guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency.

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Portfolios are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SACS to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS Z)

Class Z shares of the Portfolios are offered exclusively for sale to participants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Portfolio shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to the Plan’s administrator.

TRANSACTION POLICIES (ALL PORTFOLIOS AND ALL CLASSES)

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio and class is determined each Fund business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio may also be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Portfolio’s Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved, and periodically reviewed, by the Board. The value of any shares of open-end funds held by the Portfolios will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price at the close of such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A, B or C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A, B or C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I or Z shares, you pay the NAV. When you sell Class I and Class Z shares, you receive NAV.

Execution of requests. Each Portfolio is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Portfolio receives your request in good order. If the Portfolio or AIG SACS receives your order before the Portfolio’s close of business (generally 4:00 p.m., Eastern Time), you will receive that day’s closing price. If the Portfolio or AIG SACS receives your order after that time, you will receive the next business day’s closing price. The Portfolios reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Portfolio’s Transfer Agent after the close of regular trading on the NYSE on a Fund business day. As long as the investor placed the order with the Financial Institution by the close of regular trading on the NYSE on that day, the investor will receive the NAV of the Portfolio’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Portfolios and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to; (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where a Portfolio or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) where certain notifications have been received by a Portfolio or its agents that there is a dispute between the registered or beneficial account owners.

Each Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of this Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. However, the Focused Large-Cap Growth Portfolio and the Focused Growth and Income Portfolio have each made an election which requires them to pay a certain portion of redemption proceeds in cash. At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Portfolio for shares of the same class of any other retail fund distributed by AIG SACS except for SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and Class C shares only.) Before making an exchange, you should review a copy of the Prospectus of the fund into which you would like to exchange. All

Shareholder Account Information

exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Portfolio that you purchased prior to January 2, 2002 for another fund’s Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Portfolio for another fund’s shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

A Portfolio may change or cancel its exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Portfolios at all times also reserve the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Portfolios may refuse any sale of Portfolio shares through an exchange by any investor or group if, in the Portfolio’s judgment, the trade: (i) may interfere with the efficient management of the Portfolio’s portfolio; (ii) may appear to be connected with a strategy of market timing (as described below in the “Market Timing Trading Policies and Procedures” section); or (iii) may have the potential of otherwise adversely affecting the Portfolio. In making a decision to reject an exchange request, the Portfolio may consider, among other factors, the investor’s trading history in the Portfolio and in other AIG SunAmerica Funds.

With respect to Class A shares of the Focused International Equity Portfolio, an exchange fee of 2% will be assessed on the amount of any exchange of shares that were purchased within ninety (90) days prior to the date of such exchange. The exchange fee does not apply to shareholders who have elected to participate in the Systematic Exchange Program maintained by the Fund described on page 40, or to exchanges by other funds that invest in the Focused International Equity Portfolio and that are advised and/or administered by AIG SunAmerica and certain of its affiliates.

Rejected exchanges. If a Portfolio rejects an exchange request involving the purchase of Portfolio shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Portfolio at any time, subject to any applicable redemption fees or CDSCs.

Certificated shares. The Portfolios do not issue certificated shares.

Redemption fee. In accordance with the Portfolios’ market timing policies and procedures (see below), with respect to Class A shares of the Focused International Equity Portfolio, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety (90) days prior to the date of such redemption. The redemption fee does not apply to: (i) shareholders who have elected to participate in the Systematic Withdrawal Plan or Systematic Exchange Program maintained by the Fund as described on page 40; (ii) redemptions by other funds that invest in the Portfolios and that are advised and/or administered by AIG SunAmerica and certain of its affiliates; and (iii) redemptions in certain employer-sponsored benefit plans, if approved in writing by AIG SunAmerica. While the redemption fee may not apply to certain plan participant redemptions from a retirement plan (e.g., as a result of a distribution, loan, in-service withdrawals, plan terminations, etc.), the fee may still be applied to certain exchanges out of a Portfolio that are made through your plan. If you hold shares through a retirement plan, you should contact AIG SunAmerica or your plan recordkeeper to determine which of your transactions are subject to redemption fees.

The Focused International Equity Portfolio will use the first-in, first out (FIFO) method to determine the ninety (90) calendar day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 90 calendar days or less, the redemption fee will be assessed. In determining “90 calendar days” the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on February 1, 2008, for example, will be subject to the fee if they are redeemed on or prior to May 1, 2008. If they are redeemed on or after May 2, 2008, the shares will not be subject to the redemption fee.

If your shares are held through a Financial Intermediary in an omnibus account, the Portfolio generally relies on the Financial Intermediary to assess the redemption fee on underlying shareholder accounts. Certain Financial Intermediaries may apply different or additional redemption fees or waivers to accounts held with them and may also impose additional limits or restrictions on trading in the Portfolios in connection with their market timing policies, including limitations or restrictions on the frequency of purchases or exchanges into a Portfolio after redeeming or exchanging out of the Portfolio. If you purchase shares of the Portfolio through a Financial Intermediary or refer to the materials provided by your Financial Intermediary for more information on whether and to what extent the redemption fee will be applied to redemptions of shares you hold through the Financial Intermediary.

Portfolio holdings. A schedule of the Portfolios’ holdings, current as of month-end, will be available on the Fund’s website no earlier than 15 days after the end of each month. This information will remain available on the website at least until the Portfolios file with the SEC its semi-annual/annual shareholder reports or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund’s website www.sunamericafunds.com or by calling 800-858-8850, ext. 6003. The Portfolios may terminate or modify this policy at any time without further notice to shareholders. A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Portfolios discourage excessive or short-term trading, often referred to as “market timing,” and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Portfolio or any of its service providers, such trading may interfere with the efficient management of the Portfolio, may materially increase the Portfolio’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Portfolio and its shareholders. The Portfolios’ Boards of Directors has determined that the Portfolios should not serve as vehicles for frequent trading, and has adopted policies and procedures with respect to such trading, which are described in this section.

All Portfolio shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Transfer Agent. While the Portfolios’ expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Portfolios’ Prospectus, the Portfolios may be limited in their ability to monitor the trading activity or enforce the Portfolios’ market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, a Portfolio may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Portfolio, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Portfolio, increase the Portfolio’s transactions costs, administrative costs and taxes and/or impact Portfolio performance.

In addition, if the nature of a Portfolio’s holdings expose the Portfolio to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Portfolio shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. The Focused International Equity Portfolio holds significant investments in foreign securities and thus may be susceptible to this type of arbitrage. Also, market timers may seek to exploit Portfolios that hold significant investments in small-cap companies, which may not be frequently traded. The principal investment techniques of the Focused Small-Cap Growth Portfolio and Focused Small-Cap Value Portfolio include investing in small-cap companies and the Focused Mid-Cap Growth Portfolio and Focused Mid-Cap Value Portfolio may hold significant investments in small-cap companies and thus may be susceptible to this type of arbitrage. The Portfolios have adopted certain fair valuation practices intended to protect the Portfolios from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Portfolios. However, to the extent a Portfolio’s NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Portfolio’s shares.

Market timing procedures. The Portfolios’ procedures include committing staff of the Portfolios’ shareholder services agent to monitor trading activity in the Portfolios on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Portfolio. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Portfolio’s investment objective, the size of the Portfolio and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Portfolio and its service providers in their sole discretion conclude that the trading may be detrimental to the Portfolio, the Portfolios reserve the right to temporarily or permanently bar your future purchases into AIG SunAmerica funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

The Portfolios’ distributor has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Portfolios pursuant to which the Financial Intermediary undertakes to provide certain information to the Portfolios, including trading information, and also agrees to execute certain instructions from the Portfolios in connection with the Portfolios’ market timing policies. In certain circumstances, a Portfolio may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Portfolio believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a Portfolio. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Portfolio’s policy.

A Portfolio may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Portfolio using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Portfolio against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternative techniques that the Portfolio considers to be a reasonable substitute for such a block.

Shareholder Account Information

Though the implementation of the Portfolios’ procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Portfolios and their service providers seek to make judgments that are consistent with the interests of the Portfolios’ shareholders. While the Portfolios will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Portfolios cannot represent that such trading activity can be completely eliminated.

In addition, the Focused International Equity Portfolio assesses short-term exchange and redemption fees as described above under the subsections “Exchanges” and “Redemption Fee.”

Revocation of market timing trades. Transactions placed in violation of the Portfolios’ market timing trading policies are not necessarily deemed accepted by the Portfolio and may be rejected or revoked by the Portfolio on the next Fund business day following receipt by the Portfolio.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder/Dealer Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by AIG SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Make sure your dividends and capital gains are being reinvested.

Systematic Exchange Program may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other retail funds distributed by AIG SACS, except for AIG SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and Class C shares only). To use the Systematic Exchange Program:

•	Specify the Portfolio(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). Each exchange must be at least $50.

•	Accounts must be registered identically; otherwise a medallion guarantee will be required.

Retirement Plans. AIG SunAmerica Mutual Funds offers a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, individual (k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account statements. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange); and

•	after any change(s) of name or address of the registered owner(s), or after certain account option changes.

IRS tax forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st.

These mailings apply to accounts opened through the Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.sunamericafunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Portfolio.).

Dividends. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid annually by the Portfolios, except for the Focused Dividend Strategy Portfolio and the Focused Growth and Income Portfolio, which pay income dividends, if any, quarterly. Capital gains distributions, if any, are paid at least annually by the Portfolios. Each of the Portfolios reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder/Dealer Services at 800-858-8850, change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Portfolio as a result of the fact that Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class C and Class I shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

Taxability of dividends. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets). For taxable years beginning before January 1, 2011, distributions of investment income designated by a Portfolio as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a Portfolio must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Portfolio’s shares, for the lower tax rates to apply.

Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

“Buying into a dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other tax considerations. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, each Portfolio must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable laws.

Small accounts (other than Class I or Class Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance, the effects of sales charges, or administrative fees (for retirement plans only).

More Information About the Portfolios

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth Portfolio
What is the Portfolio’s investment goal?	Long-term growth of capital	Long-term growth of capital	Long-term growth of capital
What principal investment strategies does the Portfolio use to implement its investment goal?	Growth and focus	Growth and focus	Growth and focus
What are the Portfolio’s principal investment techniques?	Active trading of equity securities of large-cap companies that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio’s net assets plus any borrowing for investment purposes will be invested in large-cap companies.	Active trading of equity securities of companies of any market capitalization that offer the potential for long-term growth of capital.	Active trading of equity securities of mid-cap companies that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in mid-cap companies.
What are the Portfolio’s other significant (non-principal) investments?	• Foreign securities • Mid-cap companies	• Foreign securities	• Foreign securities • Small-cap companies • Large-cap companies
What other types of securities may the Portfolio normally invest in as part of efficient portfolio management and which may produce some income?	• Short-term investments • Defensive instruments • Special situations • Options and futures • Currency transactions	• Short-term investments • Defensive instruments • Options and futures • Special situations	• Short-term investments • Defensive instruments • Special situations • Options and futures • Exchange-traded funds
What risks may affect the Portfolio?	Principal Risks: • Stock market volatility • Securities selection • Non-diversification Non-principal Risks: • Foreign exposure • Derivatives • Hedging • Emerging markets • Mid-market capitalization

Principal Risks:

• Stock market volatility

• Securities selection

• Non-diversification

• Small- and mid-market capitalization

Non-principal Risks:

• Technology companies

• Foreign exposure

• Derivatives

• Hedging

Principal Risks:

• Stock market volatility

• Securities selection

• Non-diversification

• Mid-market capitalization

Non-principal Risks:

• Foreign exposure

• Derivatives

• Hedging

• Small-market capitalization

Focused Mid-Cap Value Portfolio	Focused Small-Cap Growth Portfolio	Focused Large-Cap Value Portfolio	Focused Value Portfolio	Focused Small-Cap Value Portfolio
Long-term growth of capital	Long-term growth of capital	Long-term growth of capital	Long-term growth of capital	Long-term growth of capital
Value and focus	Growth and focus	Value and focus	Value and focus	Value and focus
Active trading of equity securities of mid-cap companies that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in mid-cap companies.	Active trading of equity securities of companies that offer the potential for long-term growth of capital with characteristics similar to those contained in the Portfolio’s Benchmark index.	Active trading of equity securities of large-cap companies that offer the potential for long-term growth of capital. Under normal market conditions, at least 80% of the Portfolio’s net assets plus any borrowing for investment purposes assets will be invested in large-cap companies.	Active trading of equity securities that offer the potential for long-term growth of capital without regard to market capitalization.	Active trading of equity securities of companies that offer the potential for long-term growth of capital with characteristics similar to those contained in the Portfolio’s Benchmark index.
• Foreign securities • Small-cap companies • Large-cap companies	• Foreign securities • Mid-cap companies	• Mid-cap companies	• Foreign securities	• Foreign securities • Mid-cap companies
• Short-term investments • Defensive instruments • Special situations	• Short-term investments • Defensive instruments • Options and futures • Special situations	• Short-term investments • Defensive instruments • Options and futures • Special situations • Currency transactions	• Short-term investments • Defensive instruments • Options and futures • Special situations	• Short-term investments • Defensive instruments • Options and futures • Special situations

Principal Risks:

• Stock market volatility

• Securities selection

• Non-diversification

• Mid-market capitalization

Non-principal Risks:

• Foreign exposure

• Derivatives

• Hedging

• Small-market capitalization

Principal Risks:

• Stock market volatility

• Securities selection

• Non-diversification

• Small-market capitalization

Non-principal Risks:

• Technology companies

• Foreign exposure

• Derivatives

• Hedging

• Mid-market capitalization

		Principal Risks: • Stock market volatility • Securities selection • Non-diversification Non-principal Risks: • Foreign exposure • Derivatives • Hedging • Small- and mid-market capitalization	Principal Risks: • Stock market volatility • Securities selection • Non-diversification • Small- and mid-market capitalization Non-principal Risks: • Foreign exposure • Derivatives • Hedging

Principal Risks:

• Stock market volatility

• Securities selection

• Non-diversification

• Small-market capitalization

Non-principal Risks:

• Foreign exposure

• Derivatives

• Hedging

• Mid-market capitalization

More Information About the Portfolios

	Focused Growth and Income Portfolio	Focused International Equity Portfolio	Focused Technology Portfolio
What is the Portfolio’s investment goal?	Long-term growth of capital and current income	Long-term growth of capital	Long-term growth of capital
What principal investment strategies does the Portfolio use to implement its investment goal?	Growth, value and focus	International and focus	Growth and focus
What are the Portfolio’s principal investment techniques?	Active trading of large-cap companies that offer the potential for long-term growth of capital, including those that offer the potential for a reasonable level of current income.	Active trading of foreign securities that offer the potential for long-term growth of capital, without regard to market capitalization. Under normal market conditions, at least 80% of the Portfolio’s net assets plus any borrowing for investment purposes will be invested in equity securities.

Active trading of equity securities of companies that offer the potential for long-term growth of capital and that the Adviser believes will benefit significantly from technological advances or improvements, without regard to market capitalization. Under normal market conditions, at least 80% of the Portfolio’s net assets plus any borrowing for investment purposes will be invested in such securities.

What are the Portfolio’s other significant (non-principal) investments?	• Foreign securities • Mid-cap companies	• None	• Foreign securities
What other types of securities may the Portfolio normally invest in as part of efficient portfolio management and which may produce some income?	• Short-term investments • Defensive instruments • Options and futures • Special situations • Currency transactions	• Short-term investments • Defensive instruments • Options and futures • Special situations • Currency transactions	• Short-term investments • Defensive instruments • Special situations
What risks may affect the Portfolio?	Principal Risks: • Stock market volatility • Securities selection • Non-diversification Non-principal Risks: • Foreign exposure • Derivatives • Hedging • Emerging markets • Mid-market capitalization

Principal Risks:

• Stock market volatility

• Securities selection

• Non-diversification

• Foreign exposure

• Currency volatility

• Emerging markets

• Small- and mid-market capitalization

Non-principal Risks:

• Derivatives

• Hedging

Principal Risks:

• Stock market volatility

• Securities selection

• Non-diversification

• Small- and mid-market capitalization

• Technology companies

Non-principal Risks:

• Foreign exposure

• Derivatives

• Hedging

• Emerging markets

Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
Total return (including capital appreciation and current income)	Total return
Value	Focus
Employ a “buy and hold” strategy with thirty high dividend yielding equity securities selected monthly from the Dow Jones Industrial Average and the broader market.	Active trading of equity securities selected on the basis of company fundamentals, without regard to investment style or market capitalization.
• None	• Foreign securities • Small-cap companies • Mid-cap companies
• Monthly rebalancing • Cash flow management • Short-term investments	• Short-term investments • Defensive investments • Options and futures • Special situations • Currency transactions
Principal Risks: • Market volatility • Disciplined strategy • Non-diversification

Principal Risks:

• Stock market volatility

• Securities selection

• Non-diversification

• Foreign exposure

• Currency volatility

• IPOs

• Small-cap Companies

• Mid-cap Companies

Non-principal Risks:

• Emerging markets

• Derivatives

• Hedging

• Real Estate Investment Trusts (“REITs”)

More Information About the Portfolios

GLOSSARY

INVESTMENT TERMINOLOGY

Growth of capital is growth of the value of an investment.

Capital appreciation is growth of the value of an investment.

Conservation of principal means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Active trading means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

Convertible securities are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

Large-Cap companies will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ended December 31, 2007, the smallest company in the Russell 1000 Index had a market-cap of $0.48 billion.

Mid-Cap companies will generally include companies whose market capitalizations, at time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ended December 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $0.48 billion and the largest company in the Russell Mid-cap Index had a market-cap of $42 billion.

Small-Cap companies will generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ended December 31, 2007, the largest company in the Russell 2000 Index had a market-cap of $8.4 billion.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

Defensive instruments include high quality fixed income securities and money market instruments. A Portfolio will use temporary defensive instruments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in foreign investment companies, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

Currency transactions include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

An IPO is an initial public offering. A Portfolio may purchase equity securities in initial public offerings. Securities purchased in IPOs generally have limited operating histories and may involve greater investment risk.

REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A special situation arises when, in the opinion of an Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Exchange-traded funds (“ETFs”) are generally structured as investment companies and are traded like traditional equity securities on a national securities exchange. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index.

Monthly rebalancing. No later than the fifth business day of each month, AIG SunAmerica will rebalance the Focused Dividend Strategy Portfolio’s holdings, immediately after which the Portfolio will hold approximately an equal value of each of the thirty stocks held by the Portfolio. AIG SunAmerica will implement the rebalancing by purchasing new stocks that meet the selection criteria, selling stocks that no longer meet the selection criteria, and adjusting its ownership of stocks that continue to meet the criteria in order to achieve the proper weightings of each of the thirty stocks.

Cash flow management. The Portfolio will use the following policies to manage cash that it receives from the sale of its shares. As the Portfolio’s shares are sold during the month, new cash received by the Portfolio will first be used to the extent necessary to meet redemption requests. The balance of any such cash will be invested weekly (or more frequently as the Adviser deems necessary) in the thirty stocks selected for the Portfolio. The Portfolio will purchase the stocks as of its most recent rebalancing in proportion to the current weightings of such stocks in its portfolio and without any intention to rebalance the Portfolio’s holdings on an interim basis. To the extent redemptions exceed available cash, the Portfolio will generally meet redemption requests by selling stocks on a pro rata basis (subject to rounding and the avoidance of odd lots), based on the current weightings of such stocks in its portfolio and without any intention to rebalance its holdings on an interim basis.

More Information About the Portfolios

RISK TERMINOLOGY

Stock market volatility: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio’s portfolio.

Securities selection: A strategy used by a Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

Small and mid-market capitalization: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

Technology companies: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

Non-diversification: By concentrating in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Currency volatility: The value of a Portfolio’s foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-dollar securities.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Emerging markets: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Disciplined strategy: The Focused Dividend Strategy Portfolio will not deviate from its passively managed strategy, which entails buying and holding up to approximately thirty stocks selected through objective selection criteria (except if necessary to comply with federal tax laws applicable to the Portfolio). The Portfolio will not sell stocks in its portfolio and buy different stocks except during the first five business days of each month, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

IPO risk: A Portfolio may purchase equity securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on the Portfolio’s performance. Companies offering stock in IPOs generally have limited operating histories and may involve greater investment risk.

REIT risk: Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code of 1986 (the “Code”) requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Portfolio Management

Manager. AIG SunAmerica selects the Advisers for the Portfolios, may manage all or certain portions of Portfolios, provides various administrative services, and supervises the daily business affairs of each Portfolio. AIG SunAmerica selects subadvisers (“Subadvisers”) to manage the portion of the Portfolios not managed by AIG SunAmerica. The Advisers are responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. AIG SunAmerica may terminate any agreement with any Subadviser without shareholder approval. Moreover, AIG SunAmerica has received an exemptive order from the SEC that permits AIG SunAmerica, subject to certain conditions, to enter into agreements relating to the Portfolios with unaffiliated Subadvisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits AIG SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Subadvisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Portfolio have the right to terminate an agreement with Subadvisers for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadviser changes. The termination and subsequent replacement of a Subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits the Portfolio to disclose the Subadvisers’ fees only in the aggregate for each Portfolio. For the fiscal year ended October 31, 2007, each Portfolio paid AIG SunAmerica an annual fee equal to the following rates, expressed as an annual percentage of average daily net assets of each Portfolio:

Portfolio	Fee Rate
Focused Large-Cap Growth Portfolio	0.85%	*
Focused Growth Portfolio	1.00%
Focused Mid-Cap Growth Portfolio	1.00%
Focused Small-Cap Growth Portfolio	1.00%
Focused Large-Cap Value Portfolio	1.00%	*
Focused Value Portfolio	1.00%
Focused Mid-Cap Value Portfolio	1.00%
Focused Small-Cap Value Portfolio	1.00%	*
Focused Dividend Strategy Portfolio	0.35%
Focused Growth and Income Portfolio	1.00%
Focused International Equity Portfolio	1.25%
Focused Technology Portfolio	1.00%	**
Focused StarALPHA Portfolio	1.00%

Payments to Subadvisers for their services are made by AIG SunAmerica, not by the Portfolios.

AIG SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $55.6 billion as of December 31, 2007. In addition to managing the Portfolios, AIG SunAmerica serves as adviser, manager and/or administrator for AIG Retirement Company I, AIG Retirement Company II, AIG Series Trust, Anchor Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Money Market Funds, Inc., Seasons Series Trust, SunAmerica Senior Floating Rate Fund, Inc. and SunAmerica Series Trust.

Additional Information About AIG SunAmerica

AIG SunAmerica, as the Focused International Equity Fund’s and Focused StarALPHA Portfolio’s investment manager, will initially allocate the assets of the these Portfolios equally among the Portfolios’ Advisers. AIG SunAmerica will also allocate new cash from share purchases and proceeds of redemption requests equally, unless AIG SunAmerica determines that a different allocation of assets would be in the best interests of the Portfolios and their shareholders. AIG SunAmerica intends to periodically review the asset allocation in the Focused International Equity Portfolio and Focused StarALPHA Portfolio to determine whether the portion of assets managed by any Adviser significantly differs in size from the portions managed by the other Advisers to the these Portfolios. In the event such a significant differential exists, AIG SunAmerica will determine whether to reallocate cash flows among the Advisers differently from the manner described above, in an effort to rebalance the Portfolios’ assets. In some instances, the effect of the reallocation will be to shift assets from a better performing portion of a Portfolio to a portion of the Portfolio with a relatively lower total return. In general, AIG SunAmerica will not rebalance or reallocate the existing assets of the Focused International Equity Portfolio or Focused StarALPHA Portfolio among Advisers.

*	Effective August 22, 2008, the advisory fee was decreased from an annual rate of 0.85% of average daily net assets for Focused Large-Cap Growth Portfolio and from 1.00% for each of the Focused Large-Cap Value Portfolio and Focused Small-Cap Value Portfolio to an annual rate of 0.75% of average daily net assets for each of the Portfolios.
**	Effective February 1, 2008, the advisory fee was decreased from an annual rate of 1.25% of average daily net assets to an annual rate of 1.00% of average daily net assets.

Portfolio Management

A discussion regarding the basis for the Board of Directors approval of investment advisory agreements for the Portfolios (other than the Focused StarALPHA Portfolio) is available in the Fund’s Annual Report to shareholders for the period ended October 31, 2007. A discussion regarding the basis for the Board of Directors approval of the investment advisory agreements for the Focused StarALPHA Portfolio is available in the Fund’s Semi-annual Report to shareholders for the period ending April 30, 2007.

Distributor. AIG SACS distributes each Portfolio’s shares (the “Distributor”). The Distributor, an AIG SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio’s Class A, Class B and Class C Rule 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of a Portfolio). This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Portfolios’ shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, AIG SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other Financial Intermediaries described above. In addition, AIG SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other Financial Intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Portfolio shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Portfolios managed and/or administered by the Adviser. In some circumstances, those types of payments may relate to one or more Portfolios’ inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Portfolios to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by AIG SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Portfolios’ Class A, Class B and Class C Rule 12b-1 plans. Payments by other affiliates are out of their own resources.

Servicing Agent. AIG SunAmerica Fund Services, Inc. (“AIG SAFS” or the “Servicing Agent”) assists the Transfer Agent in providing shareholder services. The Administrator, an AIG SunAmerica affiliate, is paid a monthly fee by each Portfolio for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares. For Class Z, the Servicing Agent receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class Z Shares.

AIG SunAmerica, the Distributor and Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

Information About Advisers

The Advisers and Portfolio Managers for each Portfolio are described below. Additional information about the Portfolio Managers’ compensation, other accounts under management, and ownership of the Portfolios’ shares is contained in the Statement of Additional Information,

Portfolio	Portfolio Management allocated among the following Advisers

Focused Large-Cap Growth Portfolio	AIG SunAmerica

Focused Growth Portfolio	Janus Capital Management LLC (“Janus”)

Focused Mid-Cap Growth Portfolio	Munder Capital Management (“Munder”)

Focused Small-Cap Growth Portfolio	BAMCO, Inc. (“BAMCO”)

Focused Large-Cap Value Portfolio	AIG SunAmerica

Focused Value Portfolio	Kinetics Asset Management, Inc. (“Kinetics”)

Focused Mid-Cap Value Portfolio	Delafield Asset Management, LLC (“Delafield”), a division of Reich & Tang Asset Management, LLC (“Reich & Tang”)

Focused Small-Cap Value Portfolio	AIG SunAmerica

Focused Growth and Income Portfolio	BlackRock Investment Management, LLC (“BlackRock”)

Focused Technology Portfolio	AIG SunAmerica

Focused Dividend Strategy Portfolio	AIG SunAmerica

Focused International Equity Portfolio	Harris Associates LLP (“Harris”) Henderson Global Investors (“Henderson”) Marsico Capital Management, LLC (“Marsico”)

Focused StarALPHA Portfolio	BlackRock Kinetics Janus Thornburg Asset Management Inc. (“Thornburg”) AIG SunAmerica

Information About Advisers

DESCRIPTION OF THE ADVISERS

BAMCO is a New York corporation located at 767 Fifth Avenue, 49th Floor, New York, New York 10153. As of December 31, 2007, BAMCO had approximately $20.3 billion in assets under management.

BlackRock, located at 800 Scudders Mill Road, Plainsboro, New Jersey, 08536, is an indirect wholly owned subsidiary of BlackRock, Inc., BlackRock is a registered investment adviser and a commodity pool operator organized in 1999. BlackRock and its affiliates had approximately $1.36 trillion in investment company and other portfolio assets under management as of December 31, 2007.

Delafield Asset Management, a division of Reich & Tang, is located at 600 Fifth Avenue, New York, New York 10020. Reich & Tang is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Reich & Tang is an indirect subsidiary of Natixis Global Asset Management, L.P. (formerly IXIS Asset Management US Group, L.P.). Reich & Tang was founded in 1970 to provide discretionary management of equity portfolios. Reich & Tang has three divisions each operating independently: Delafield Asset Management, which specializes in small and mid cap equities, Global Investment Advisors, which provides global fixed income management, and the Funds Groups, which manages institutional money market mutual funds. As of December 31, 2007, Delafield Asset Management had $1.4 billion in assets under management.

Harris is a wholly owned subsidiary of IXIS Asset Management Participation 1, a leading French institutional money management company, and is located at Two North LaSalle Street, Chicago, Illinois. Harris manages money in two distinct business segments: separate accounts and mutual funds and is the investment adviser to the Oakmark Mutual Funds. As of December 31, 2007, Harris had approximately $65.7 billion in assets under management.

Henderson, 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611 and Henderson Investment Management Limited, 4 Broadgate, London UK EC2M 2DA are indirect, wholly-owned subsidiaries of Henderson Group plc. As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals in Asia Pacific, Europe and both North and South America. Headquartered in London, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic, multi-skill, multi-asset management business with a fast growing worldwide distribution network. As of June 30, 2007 and September 30, 2007, respectively, Henderson Global Investors and HGINA had assets of approximately $123.5 billion and $10.8 billion, respectively.

Janus is a Delaware limited liability company located at 151 Detroit Street, Denver, Colorado 80206-4805. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus with the remaining 5% held by Janus Management Holdings Corporation. JCGI had approximately $206.7 billion in assets under management as of December 31, 2007.

Kinetics, formed in 1996, is located at 16 New Broadway, Sleepy Hollow, New York, 10591. Kinetics and its affiliates provide investment advisory services to a family of six mutual funds and other accounts with discretionary management authority of approximately $20.1 billion as of December 31, 2007. Kinetics and its affiliates now consist of 35 employees, including 10 professionals dedicated to the investment process.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Munder is an investment firm established in 1985 with corporate offices located at 480 Pierce Street, Birmingham, Michigan 48009. The firm manages a variety of equity and fixed income assets for institutional, high-net-worth and mutual fund investors. As of December 31, 2007, Munder had approximately $33.0 billion of assets under management.

Thornburg is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of December 31, 2007, Thornburg had approximately $52.9 billion in assets under management.

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

Focused Large-Cap Growth Portfolio	John Massey, Portfolio Manager and Senior Vice-President (AIG SunAmerica)

Mr. Massey is a Senior Vice President and Portfolio Manager at AIG SunAmerica. Prior to joining AIG SunAmerica in February 2006, Mr. Massey was an Associate Director and member of the Large-Cap Growth Team at Bear Sterns Asset Management from 2001 to 2005. From 1998 to 2001 Mr. Massey was an Investment Officer and a senior analyst covering the healthcare industry with Standard and Poor’s Corporation. Prior to that, he held project finance and merchant banking positions at Marubeni America Corp. Mr. Massey received a B. A. in Economics from University of Southern California.

Focused Growth Portfolio	Ron Sachs, CFA, Portfolio Manager and Vice President (Janus)

Mr. Sachs has managed the Portfolio since January 2008. Mr. Sachs is also a portfolio manager of other Janus accounts. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs holds a Bachelor’s degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

Focused Small-Cap Growth Portfolio	Ronald Baron Chairman, Chief Executive Officer, and Chief Investment Officer (BAMCO)	Mr. Baron is the founder, Chairman, Chief Executive Officer and Chief Investment Officer of Baron Capital Group, Inc. and its subsidiaries. BAMCO, established in 1987, is one of its subsidiaries. Mr. Baron has managed money for others on a discretionary basis in 1975. In 1982, he established Baron Capital, Inc. and has been the Portfolio Manager of the Baron Funds flagship fund, Baron Asset Fund, and of Baron Growth Fund, since their inceptions.

Focused Large-Cap Value Portfolio	Steven A. Neimeth Portfolio Manager and Senior Vice-President (AIG SunAmerica)

Mr. Neimeth is a Senior Vice President and Portfolio Manager at AIG SunAmerica. Prior to joining AIG SunAmerica in April 2004, Mr. Neimeth was the portfolio manager of the Neuberger Berman Large-Cap Value fund, and between 1997 and 2002, he was a portfolio manager and research analyst at Bear Sterns Asset Management. Mr. Neimeth holds a Bachelor of Arts from Hobart & William Smith Colleges and a Masters of Business Administration from the Johnson School of Management at Cornell University.

Focused Value Portfolio	Peter B. Doyle Co-Portfolio Manager and Chief Investment Strategist (Kinetics)

Mr. Doyle serves as the Chief Investment Strategist and oversees all investment decisions for Kinetics. In early 1996, Mr. Doyle co-founded Kinetics. Mr. Doyle also co-founded Horizon Asset Management, Inc., a New York based investment management and research firm. From 1988 through late 1994, Mr. Doyle was an Investment Officer in Bankers Trust Company’s Investment Services Group. Mr. Doyle received an M.B.A. from Fordham University and a B.S. in Economics from St. John’s University.

Information About Advisers

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

	Murray Stahl Co-Portfolio Manager and Director of Research (Kinetics)	Mr. Stahl serves as the Director of Research for Kinetics, he is primarily responsible for research and is authorized to execute transactions in Mr. Doyle’s absence. Mr. Stahl is also a co-portfolio manager of the Kinetics Paradigm Fund and the Kinetics Small Cap Opportunities Fund. Mr. Stahl is also Chairman and a co-founder of Horizon Asset Management. Previously, Mr. Stahl was a portfolio manager and research analyst with Bankers Trust Company for 16 years. While at Bankers Trust Company he managed approximately $600 million of individual, trust and institutional clients’ assets. Mr. Stahl also served as a member of the Equity Strategy Group as well as the Investment Strategy Group, which established asset allocation development. Mr. Stahl holds a B.A. in Economics and an M.A. from the City University of New York and, an M.B.A. from Pace University.

Focused Small-Cap Value Portfolio	Daniel Lew, CFA Portfolio Manager and Senior Vice President (AIG SunAmerica)

Mr. Lew is a portfolio manager of the Focused Small-Cap Value Portfolio. Mr. Lew is a Senior Vice President at AIG SunAmerica and has over 20 years of experience in the investment industry, focusing the last ten years on the small-cap value category. Prior to joining AIG SunAmerica, Mr. Lew was a portfolio manager at Citizens Advisers and a senior analyst at Strong Capital Management, and has held investment positions at William M. Mercer Investment Consulting, RogersCasey, and Equitable Capital Management. Mr. Lew received a Bachelor of Science from Columbia University School of Engineering and Applied Science and a Masters of Business Administration from New York University. He is also a member of the New York Society of Security Analysts. Mr. Lew also holds the Chartered Financial Analyst designation.

Focused Growth and Income Portfolio	Robert C. Doll, Jr. Vice Chairman and Director, Global Chief Investment Officer for Equities, and Lead Portfolio Manager (BlackRock)

“Mr. Doll is the lead portfolio manager for the Portfolio’s assets subadvised by BlackRock and is primarily responsible for the day-to-day management for the allocated assets and the selection of investments. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President and Chief Investment Officer of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

	Daniel Hanson, CFA Director (BlackRock)	Daniel Hanson, CFA, is a Director of BlackRock, Inc. which he joined in 2006 following the merger with MLIM. He has been a member of the Large-Cap Series team responsible for fundamental analysis since he joined MLIM in 2003. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

Focused International Equity Portfolio	Manraj Sekhon, CFA Director and Portfolio Manager (Henderson)	Mr. Sekhon joined Henderson in 2003 and has over 10 years of investment experience. From 1995 to 2003, Mr. Sekhon managed global equities at Merrill Lynch Investment Managers, including two S&P AA-rated Funds. Prior to joining Merrill Lynch Investment Managers, Mr. Sekhon served as Deputy Head of Global Equities at Invesco Asset Management.

	David G. Herro, CFA Chief Investment Officer International Equities and Portfolio Manager (Harris)	Mr. Herro is a Director of International Equities and Portfolio Manager for Harris. Mr. Herro joined Harris in 1992 and has been managing international portfolios since 1986.

	Jim G. Gendelman Portfolio Manager (Marsico)	Mr. Gendelman is the portfolio manager of the AIG SunAmerica Focused International Equity Portfolio. Prior to joining Marsico in May 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs and Co. He holds a bachelor’s degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

Focused Technology Portfolio	Andrew Sheridan Portfolio Manager (AIG SunAmerica)	Mr. Sheridan joined AIG SunAmerica in 2003 and is a portfolio manager of the Focused Technology Fund and the Seasons Series Trust Focused Technet Portfolio. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the AIG SunAmerica research team, covering the technology industry. His analysis seeks out stocks offering potential growth at a reasonable price. Prior to joining AIG SunAmerica, Mr. Sheridan worked in the research department at U.S. Trust and the market research division of Greenwich Associates. He received his BA from St. Lawrence University and his MBA from the Anderson School of Management at the University of California at Los Angeles.

Focused Dividend Strategy Portfolio	Brendan Voege, CFA Portfolio Manager and Vice President, (AIG SunAmerica)	Mr. Voege is the manager of the Focused Dividend Strategy Portfolio and the Polaris Dogs of Wall Street fund. In addition, Mr. Voege is a quantitative and portfolio analyst at AIG SunAmerica. Before joining AIG SunAmerica in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research System, and between 1998-2000, he was a research analyst at John S. Herold, Inc., an independent research firm specializing in the energy sector. Mr. Voege received a B.A. from Fordham University and an M.B.A. from Iona College. He also holds the Chartered Financial Analyst designation.

Information About Advisers

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

Focused Mid-Cap Growth Portfolio	Tony Y. Dong, CFA Vice Chairman and Senior Portfolio Manager (Munder)

Mr. Dong is Vice Chairman of Munder Capital Management, and is a member of Munder Capital Holdings, LLC Board of Directors. He is also a member of the firm’s Executive, Operating and Product Policy committees. Mr. Dong manages Munder’s mid-capitalization core growth discipline and is lead manager of the mid-cap/small-cap blend (SMID) discipline. He is manager of the Munder Small-Mid Cap and Small-Mid Cap 130/30 Funds, as well as the Munder Asset Allocation Fund—Balanced. He joined Munder in 1988 as a portfolio manager. Mr. Dong was promoted to Senior Portfolio Manager in 1994 and to Managing Director, Mid-Cap Equity in 2006. Before joining Munder in 1988, Tony was an investment officer for the Trust Investment Department of Manufacturers Bank, where he served as an equity securities analyst and portfolio manager for institutional accounts. Mr. Dong holds a B.B.A. (with distinction) from the University of Michigan and an M.B.A. in finance from Wayne State University. He has earned the Chartered Financial Analyst designation and is a member of the CFA Society of Detroit and the CFA Institute.

	Brian S. Matuszak, CFA Senior Equity Analyst (Munder)	Mr. Matuszak, who has ten years of industry experience, analyzes equity securities for Munder’s mid-capitalization core growth and mid-cap/small-cap blend disciplines, as well as their associated Mutual Funds. Mr. Matuszak is also a member of the team managing the real estate equity investment (REIT) discipline. He assists with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the portfolio. Before becoming an equity analyst, Mr. Matuszak served two years as an internal wholesaler for Munder. Prior to joining Munder in 2000, he was a financial advisor for Prudential Securities. Mr. Matuszak also has experience as a micro-economics instructor at Macomb Community College. He earned both a B.B.A. in finance and accounting (with distinction), and an M.S. in applied economics from the University of Michigan. He has earned the Chartered Financial Analyst designation and is a member of both the CFA Society of Detroit and the CFA Institute.

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

	Andy Y. Mui, CPA Senior Equity Analyst (Munder)	Mr. Mui analyzes equity securities for Munder’s mid-capitalization core growth and mid-cap/small-cap blend disciplines, as well as their associated funds. He assists with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the portfolio. Prior to joining Munder in 2005, Mr. Mui was an equity research associate for Smith Barney Citigroup, RBC Capital Markets, and Bank of America Securities LLC. He began his career as an accountant with Coopers & Lybrand LLP, has worked in accounting and financial analysis at Deloitte & Touche LLP, and has provided independent financial analysis services on a contractual basis. Mr. Mui earned a B.B.A. from the University of Michigan and an M.B.A. from the Tuck School of Business at Dartmouth, and is a Certified Public Accountant.

	George L. Sanders II Senior Equity Research Associate (Munder)	Mr. Sanders has been a member of Munder’s management team responsible for cash management since 2006. Mr. Sanders also provides quantitative equity research for Munder’s mid-capitalization (growth and value), small-capitalization (growth and value) and micro-capitalization investment-disciplines. Mr. Sanders joined Munder in 1995.

	Geoffrey A. Wilson, CFA Senior Portfolio Manager (Munder)	Mr. Wilson is a member of the mid-capitalization core growth and mid-cap/small-cap blend portfolio management teams. He is also the lead manager of Munder’s taxable and tax-managed core growth equity investment disciplines. Mr. Wilson joined Munder shortly after its 1985 inception, and has been part of the teams managing large-cap core growth and core growth portfolios following a growth-at-a-reasonable-price approach since that time. Prior to joining Munder, Mr. Wilson was a second vice president/portfolio manager and research specialist for the Manufacturers Bank Trust Investment Department. From 1976 to 1978, Mr. Wilson served as an investment analyst at Wm. C. Roney & Company, a regional brokerage firm. Mr. Wilson received a B.A. in Economics from Albion College and an M.B.A. from the University of Michigan. He is a member, former director and past president of the CFA Society of Detroit, and has earned the Chartered Financial Analyst designation.

Information About Advisers

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

Focused Mid-Cap Value Portfolio	J. Dennis Delafield Chief Executive Officer, Delafield; Managing Director, (Delafield)

Mr. Delafield has been in the industry for over 40 years. He merged a member firm of the New York Stock Exchange of which he was a director and shareholder with Sterling, Grace & Co. in New York in 1959. Subsequently, he became a partner in charge of research in investment advisory services for Sterling, Grace. In 1970, he joined David J. Greene & Co.. He became a managing partner of David J. Greene, leaving there in 1980, to found Delafield Asset Management Inc. Mr. Delafield is currently a Managing Director of Reich & Tang, Chairman and co-manager of Delafield Fund, Inc. and Chief Executive Officer of Delafield. Mr. Delafield is a graduate of Princeton University and is a Chartered Financial Analyst.

	Vincent Sellecchia Chief Investment Officer & Chief Operating Officer, Delafield; Managing Director, (Delafield)	Mr. Sellecchia began his career in May of 1976 as an investment analyst in the Trust Department of Irving Trust & Co. He worked there for three years before becoming part of the research team of Gabelli & Co. Mr. Sellecchia joined Delafield in October of 1980, the year Delafield was founded. He joined Reich & Tang’s Smaller Cap Equity Team in 1991. Mr. Sellecchia is currently a Managing Director of Reich & Tang, President and co-manager of Delafield Fund, Inc. and Chief Investment Officer & Chief Operating Officer of Delafield. Mr. Sellecchia received his BA from Boston College in 1974 and an MBA from New York University in 1976, and achieved his Chartered Financial Analyst designation in 1980.

	Charles W. Neuhauser Analyst/Manager (Delafield)	Mr. Neuhauser has been an Analyst/Manager of Reich & Tang’s Capital Management Group (“CMG”) since October 1998. Prior to joining, he was a Senior Vice President of Investment Counselors of Maryland since 1991. He was a Securities Analyst of Legg Mason Wood Walker, Inc. from May 1989 until July 1991 and a Securities Analyst with Bear Stearns from January 1987 until April 1989. Mr. Neuhauser is a Chartered Financial Analyst and has a BA from Columbia University.

	Donald Wang Analyst/Manager (Delafield)	Mr. Wang is an Analyst/Manager of Reich & Tang’s Capital Management Group since March 1999. Prior to joining, he was an Analyst/Portfolio Manager at The Lindner Funds since January 1996. From 1992 to 1995, he was an Analyst/Portfolio Manager with Spare, Kaplan & Bischel and Osterweis Capital Management. From 1989 to 1992, he was a Bank Analyst with Keefe Bruyete & Woods and Prudential Bache. Mr. Wang is a Chartered Financial Analyst and has a BS from New York University.

Portfolio	Name, Title and Affiliation of Portfolio Manager	Experience

Focused StarALPHA Portfolio	Robert C. Doll, Jr. (BlackRock)	See the Focused Growth and Income Portfolio on page 54.

	Peter B. Doyle Portfolio Manager and Chief Investment Strategist (Kinetics)	See the Focused Value Portfolio on page 53.

	David Decker, CFA Portfolio Manager and Vice President (Janus)	Mr. Decker is the portfolio manager for the Janus portion of the Focused StarALPHA Portfolio, which he has managed since May 2007. Mr. Decker is also portfolio manager of other Janus accounts. Mr. Decker joined Janus in 1992 as a research analyst and has acted as a portfolio manager of other Janus-advised mutual funds since 1996. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. He holds the Chartered Financial Analyst designation.

Alex Motola, CFA Co-Portfolio Manager and Managing Director (Thornburg)

Mr. Motola is managing director and portfolio manager of the Thornburg Core Growth Portfolio and a member of the CFA society of New Mexico, where he serves on the Board of Directors. Prior to joining Thornburg, Mr. Motola began his financial career as an investment specialist with CoreLink Financial and later served as a portfolio manager with Insight Capital. He holds a BA degree in English, History and Medieval Studies and graduated with Honors and Distinction from the University of California at Santa Barbara. He also holds an MBA from the Haas School of Business, University of California at Berkley.

Connor Browne, CFA Co-Portfolio Manager and Managing Director (Thornburg)

Mr. Browne joined Thornburg Investment Management in August of 2001 as an associate portfolio manager and in 2006 was promoted to co-portfolio manager for the Value Portfolio and was also named managing director. Mr. Brown graduated Cum Laude from Princeton University with a BA in Economics and a certificate in

Finance. He is a CFA charterholder.

	John Massey Portfolio Manager and Senior Vice President (AIG SunAmerica)	See the Focused Large-Cap Growth Portfolio on page 53.

Financial Highlights

The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio’s financial performance for the past five years or since inception in the case of Portfolios that have not been in operation for five years or more. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information, has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are incorporated by reference in the Portfolios’ Statement of Additional Information, which is available upon request.

FOCUSED LARGE-CAP GROWTH PORTFOLIO

Period Ended	Net Asset Value beginning of period	Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period	Ratio of expenses to average net assets(4)		Ratio of net invest- ment income (loss) to average net assets(4)		Portfolio Turnover
	Class A
10/31/03	$12.81	$(0.12)	$3.97	$3.85	$—	$—	$—	$—	$16.66	30.05%	$514,908	1.58%		(0.83)%		81%
10/31/04	16.66	(0.15)	(0.67)	(0.82)	—	—	—	—	15.84	(4.92)	719,460	1.58		(0.93)		110
10/31/05	15.84	0.01	1.96	1.97	—	—	—	—	17.81	12.44	724,610	1.52		(0.01)		125
10/31/06	17.81	(0.13)	0.20	0.07	—	—	—	—	17.88	0.39	698,801	1.52		(0.74)		172
10/31/07	17.88	(0.13)	4.22	4.09	—	—	—	—	21.97	22.87	395,800	1.54	(3)	(0.68	)(3)	146
	Class B
10/31/03	$12.44	$(0.20)	$3.83	$3.63	$—	$—	$—	$—	$16.07	29.18%	$502,311	2.22%		(1.47)%		81%
10/31/04	16.07	(0.25)	(0.63)	(0.88)	—	—	—	—	15.19	(5.48)	425,461	2.23		(1.59)		110
10/31/05	15.19	(0.09)	1.85	1.76	—	—	—	—	16.95	11.59	342,067	2.20		(0.62)		125
10/31/06	16.95	(0.24)	0.20	(0.04)	—	—	—	—	16.91	(0.24)	218,894	2.20		(1.42)		172
10/31/07	16.91	(0.26)	3.98	3.72	—	—	—	—	20.63	22.00	125,350	2.23	(3)	(1.39	)(3)	146
	Class C†
10/31/03	$12.44	$(0.20)	$3.83	$3.63	$—	$—	$—	$—	$16.07	29.18%	$539,786	2.21%		(1.45)%		81%
10/31/04	16.07	(0.25)	(0.63)	(0.88)	—	—	—	—	15.19	(5.48)	489,636	2.22		(1.59)		110
10/31/05	15.19	(0.09)	1.86	1.77	—	—	—	—	16.96	11.65	398,270	2.18		(0.60)		125
10/31/06	16.96	(0.24)	0.20	(0.04)	—	—	—	—	16.92	(0.24)	289,503	2.18		(1.40)		172
10/31/07	16.92	(0.25)	3.98	3.73	—	—	—	—	20.65	22.05	232,637	2.20	(3)	(1.36	)(3)	146
	Class Z
10/31/03	$12.97	$(0.03)	$4.01	$3.98	$—	$—	$—	$—	$16.95	30.69%	$72,196	0.98%		(0.22)%		81%
10/31/04	16.95	(0.05)	(0.68)	(0.73)	—	—	—	—	16.22	(4.31)	74,811	1.00		(0.37)		110
10/31/05	16.22	0.11	2.00	2.11	—	—	—	—	18.33	13.01	80,415	0.93		0.57		125
10/31/06	18.33	(0.02)	0.21	0.19	—	—	—	—	18.52	1.04	80,266	0.94		(0.16)		172
10/31/07	18.52	(0.02)	4.39	4.37	—	—	—	—	22.89	23.60	91,157	0.94	(3)	(0.11	)(3)	146

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements/fee waivers (based on average net assets):

10/31/07
Focused Large-Cap Growth A	0.00%
Focused Large-Cap Growth B	0.00
Focused Large-Cap Growth C†	0.00
Focused Large-Cap Growth Z	0.00

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Large-Cap Growth A	0.03%	0.05%	0.05%	0.04%	0.02%
Focused Large-Cap Growth B	0.03	0.05	0.06	0.04	0.02
Focused Large-Cap Growth C†	0.03	0.05	0.06	0.04	0.02
Focused Large-Cap Growth Z	0.03	0.05	0.05	0.04	0.02

†	Effective February 23, 2004, Class II shares were redesignated as Class C shares.

FOCUSED GROWTH PORTFOLIO

Period Ended	Net Asset Value beginning of period	Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period	Ratio of expenses to average net assets(3)		Ratio of net invest- ment income (loss) to average net assets(3)		Portfolio Turnover
	Class A
10/31/03	$13.35	$(0.18)	$3.69	$3.51	$—	$—	$—	$—	$16.86	26.29%	$127,425	1.72%		(1.30)%		100%
10/31/04	16.86	(0.21)	1.33	1.12	—	—	—	—	17.98	6.64	188,725	1.72	(4)	(1.24	)(4)	128
10/31/05	17.98	(0.24)	4.28	4.04	—	—	—	—	22.02	22.47	264,942	1.72	(4)	(1.16	)(4)	138
10/31/06	22.02	(0.21)	2.36	2.15	—	—	—	—	24.17	9.76	279,580	1.72	(4)	(0.92	)(4)	115
10/31/07	24.17	(0.30)	7.11	6.81	—	—	—	—	30.98	28.18	466,805	1.69	(4)	(1.14	)(4)	219
	Class B
10/31/03	$12.72	$(0.26)	$3.50	$3.24	$—	$—	$—	$—	$15.96	25.47%	$130,904	2.37%		(1.94)%		100%
10/31/04	15.96	(0.32)	1.27	0.95	—	—	—	—	16.91	5.95	96,978	2.37	(4)	(1.91	)(4)	128
10/31/05	16.91	(0.35)	4.02	3.67	—	—	—	—	20.58	21.70	85,580	2.37	(4)	(1.81	)(4)	138
10/31/06	20.58	(0.34)	2.20	1.86	—	—	—	—	22.44	9.04	68,419	2.37	(4)	(1.56	)(4)	115
10/31/07	22.44	(0.44)	6.57	6.13	—	—	—	—	28.57	27.32	58,602	2.37	(4)	(1.80	)(4)	219
	Class C†
10/31/03	$12.72	$(0.26)	$3.50	$3.24	$—	$—	$—	$—	$15.96	25.47%	$45,985	2.37%		(1.94)%		100%
10/31/04	15.96	(0.31)	1.26	0.95	—	—	—	—	16.91	5.95	46,693	2.37	(4)	(1.90	)(4)	128
10/31/05	16.91	(0.35)	4.01	3.66	—	—	—	—	20.57	21.64	57,291	2.37	(4)	(1.81	)(4)	138
10/31/06	20.57	(0.34)	2.20	1.86	—	—	—	—	22.43	9.04	58,332	2.37	(4)	(1.56	)(4)	115
10/31/07	22.43	(0.44)	6.58	6.14	—	—	—	—	28.57	27.37	69,006	2.37	(4)	(1.81	)(4)	219

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Growth A	0.12%	0.06%	0.00%	(0.02)%	(0.01)%
Focused Growth B	0.10	0.07	0.03	0.01	0.03
Focused Growth C†	0.12	0.07	0.01	0.00	(0.01)

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Growth A	—%	0.01%	0.00%	0.01%	0.01%
Focused Growth B	—	0.01	0.00	0.01	0.01
Focused Growth C†	—	0.01	0.00	0.01	0.01

†	Effective February 23, 2004, Class II shares were redesignated as Class C shares.

Financial Highlights

FOCUSED MID-CAP GROWTH PORTFOLIO

Period Ended	Net Asset Value beginning of period	Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period	Ratio of expenses to average net assets(4)		Ratio of net invest- ment income (loss) to average net assets(4)		Portfolio Turnover
	Class A
08/03/05- 10/31/05(5)	$12.50	$(0.03)	$(0.21)	$(0.24)	$—	$—	$—	$—	$12.26	(1.92)%	$35,945	1.72	%(3)	(1.06	)%(3)	19%
10/31/06	12.26	(0.06)	2.18	2.12	(0.02)	—	—	(0.02)	14.36	17.29	74,122	1.72	(6)	(0.48	)(6)	144
10/31/07	14.36	(0.13)	3.70	3.57	—	—	(0.54)	(0.54)	17.39	25.65	95,997	1.72	(6)	(0.92	)(6)	180
	Class B
08/03/05- 10/31/05(5)	$12.50	$(0.05)	$(0.21)	$(0.26)	$—	$—	$—	$—	$12.24	(2.08)%	$56	2.37	%(3)	(1.81	)%(3)	19%
10/31/06	12.24	(0.17)	2.19	2.02	—	—	—	—	14.26	16.50	763	2.37	(6)	(1.29	)(6)	144
10/31/07	14.26	(0.23)	3.66	3.43	—	—	(0.54)	(0.54)	17.15	24.82	1,472	2.37	(6)	(1.59	)(6)	180
	Class C
08/03/05- 10/31/05(5)	$12.50	$(0.04)	$(0.22)	$(0.26)	$—	$—	$—	$—	$12.24	(2.08)%	$105	2.37	%(3)	(1.91	)%(3)	19%
10/31/06	12.24	(0.17)	2.20	2.03	—	—	—	—	14.27	16.58	3,414	2.37	(6)	(1.30	)(6)	144
10/31/07	14.27	(0.23)	3.66	3.43	—	—	(0.54)	(0.54)	17.16	24.81	6,015	2.37	(6)	(1.58	)(6)	180

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Annualized.
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05(3)	10/31/06	10/31/07
Focused Mid-Cap Growth A	0.64%	(0.02)%	0.06%
Focused Mid-Cap Growth B	131.64	2.82	0.79
Focused Mid-Cap Growth C	87.61	0.52	0.26

(5)	Commencement of operations.
(6)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07
Focused Mid-Cap Growth A	0.01%	0.06%
Focused Mid-Cap Growth B	0.02	0.06
Focused Mid-Cap Growth C	0.02	0.06

FOCUSED SMALL-CAP GROWTH PORTFOLIO

Period Ended	Net Asset Value beginning of period	Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period	Ratio of expenses to average net assets(4)		Ratio of net invest- ment income (loss) to average net assets(4)		Portfolio Turnover
	Class A
10/31/03	$10.21	$(0.18)	$4.91	$4.73	$—	$—	$—	$—	$14.94	46.33%	$89,176	1.72	%(3)	(1.57	)%(3)	68%
10/31/04	14.94	(0.22)	0.96	0.74	—	—	—	—	15.68	4.95	203,813	1.72	(3)	(1.51	)(3)	101
10/31/05	15.68	(0.27)	2.55	2.28	—	—	—	—	17.96	14.54	222,190	1.72	(3)	(1.52	)(3)	82
10/31/06	17.96	(0.27)	2.67	2.40	—	—	(1.63)	(1.63)	18.73	13.62	232,720	1.70	(3)	(1.42	)(3)	68
10/31/07	18.73	(0.18)	3.90	3.72	—	—	(2.50)	(2.50)	19.95	21.95	245,208	1.67		(1.03)		95
	Class B
10/31/03	$9.83	$(0.25)	$4.72	$4.47	$—	$—	$—	$—	$14.30	45.47%	$28,899	2.37	%(3)	(2.21	)%(3)	68%
10/31/04	14.30	(0.31)	0.92	0.61	—	—	—	—	14.91	4.27	35,101	2.37	(3)	(2.16	)(3)	101
10/31/05	14.91	(0.36)	2.42	2.06	—	—	—	—	16.97	13.82	37,563	2.37	(3)	(2.17	)(3)	82
10/31/06	16.97	(0.37)	2.52	2.15	—	—	(1.63)	(1.63)	17.49	12.88	36,587	2.37	(3)	(2.10	)(3)	68
10/31/07	17.49	(0.28)	3.60	3.32	—	—	(2.50)	(2.50)	18.31	21.13	32,424	2.37	(3)	(1.70	)(3)	95
	Class C†
10/31/03	$9.81	$(0.25)	$4.70	$4.45	$—	$—	$—	$—	$14.26	45.36%	$51,886	2.37	%(3)	(2.22	)%(3)	68%
10/31/04	14.26	(0.31)	0.92	0.61	—	—	—	—	14.87	4.28	67,004	2.37	(3)	(2.16	)(3)	101
10/31/05	14.87	(0.36)	2.41	2.05	—	—	—	—	16.92	13.79	75,343	2.37	(3)	(2.17	)(3)	82
10/31/06	16.92	(0.37)	2.52	2.15	—	—	(1.63)	(1.63)	17.44	12.92	72,803	2.37	(3)	(2.10	)(3)	68
10/31/07	17.44	(0.28)	3.58	3.30	—	—	(2.50)	(2.50)	18.24	21.07	64,808	2.35	(3)	(1.68	)(3)	95
	Class I
10/31/03	$10.30	$(0.17)	$4.96	$4.79	$—	$—	$—	$—	$15.09	46.50%	$8,126	1.62	%(3)	(1.46	)%(3)	68%
10/31/04	15.09	(0.22)	0.98	0.76	—	—	—	—	15.85	5.04	6,645	1.62	(3)	(1.41	)(3)	101
10/31/05	15.85	(0.25)	2.57	2.32	—	—	—	—	18.17	14.64	6,992	1.62	(3)	(1.42	)(3)	82
10/31/06	18.17	(0.25)	2.72	2.47	—	—	(1.63)	(1.63)	19.01	13.86	6,974	1.62	(3)	(1.37	)(3)	68
10/31/07	19.01	(0.20)	3.98	3.78	—	—	(2.50)	(2.50)	20.29	21.96	13,493	1.62	(3)	(1.10	)(3)	95

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Small-Cap Growth A	0.18%	0.04%	(0.04)%	(0.02)%	—%
Focused Small-Cap Growth B	0.28	0.09	0.03	0.02	0.03
Focused Small-Cap Growth C†	0.17	0.05	(0.02)	(0.02)	(0.00)
Focused Small-Cap Growth I	0.30	0.05	0.05	0.06	0.01

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Small-Cap Growth A	0.02%	0.02%	0.01%	0.00%	0.01%
Focused Small-Cap Growth B	0.03	0.02	0.01	0.00	0.01
Focused Small-Cap Growth C†	0.03	0.02	0.01	0.00	0.01
Focused Small-Cap Growth I	0.03	0.02	0.01	0.00	0.01

†	Effective February 23, 2004, Class II shares were redesignated as Class C shares.

Financial Highlights

FOCUSED LARGE-CAP VALUE PORTFOLIO

Period Ended	Net Asset Value beginning of period	Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period	Ratio of expenses to average net assets		Ratio of net invest- ment income (loss) to average net assets		Portfolio Turnover
	Class A
10/31/03	$11.11	$0.04	$2.87	$2.91	$—	$—	$—	$—	$14.02	26.19%		$168,245	1.72	%(3)(4)	0.30	%(3)(4)	69%
10/31/04	14.02	0.06	0.67	0.73	(0.02)	—	—	(0.02)	14.73	5.21	(5)	368,353	1.72	(3)	0.44	(3)	47
10/31/05	14.73	0.05	2.14	2.19	(0.04)	—	(0.10)	(0.14)	16.78	14.90		437,074	1.65	(3)(4)	0.32	(3)(4)	122
10/31/06	16.78	0.09	2.30	2.39	(0.05)	—	(0.72)	(0.77)	18.40	14.70		484,952	1.64	(4)	0.55	(4)	133
10/31/07	18.40	0.13	1.86	1.99	(0.11)	—	(2.11)	(2.22)	18.17	11.64		152,128	1.67	(3)(4)	0.69	(3)(4)	185
	Class B
10/31/03	$10.83	$(0.04)	$2.79	$2.75	$—	$—	$—	$—	$13.58	25.39%		$41,887	2.37	%(3)(4)	(0.35	)%(3)(4)	69%
10/31/04	13.58	(0.04)	0.65	0.61	—	—	—	—	14.19	4.49	(5)	44,263	2.37	(3)	(0.24	)(3)	47
10/31/05	14.19	(0.06)	2.05	1.99	—	—	(0.10)	(0.10)	16.08	14.06		36,286	2.37	(3)(4)	(0.41	)(3)(4)	122
10/31/06	16.08	(0.03)	2.20	2.17	—	—	(0.72)	(0.72)	17.53	13.90		31,106	2.37	(3)(4)	(0.19	)(3)(4)	133
10/31/07	17.53	(0.01)	1.79	1.78	(0.01)	—	(2.11)	(2.12)	17.19	10.91		22,719	2.36	(3)(4)	(0.10	)(3)(4)	185
	Class C†
10/31/03	$10.85	$(0.04)	$2.79	$2.75	$—	$—	$—	$—	$13.60	25.35%		$56,935	2.37	%(3)(4)	(0.35	)%(3)(4)	69%
10/31/04	13.60	(0.04)	0.65	0.61	—	—	—	—	14.21	4.49	(5)	76,253	2.37	(3)	(0.23	)(3)	47
10/31/05	14.21	(0.07)	2.07	2.00	—	—	(0.10)	(0.10)	16.11	14.12		73,070	2.37	(3)(4)	(0.40	)(3)(4)	122
10/31/06	16.11	(0.02)	2.19	2.17	—	—	(0.72)	(0.72)	17.56	13.88		71,175	2.32	(3)(4)	(0.14	)(3)(4)	133
10/31/07	17.56	(0.02)	1.81	1.79	(0.01)	—	(2.11)	(2.12)	17.23	10.95		59,272	2.36	(3)(4)	(0.10	)(3)(4)	185

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Large-Cap Value A	0.09%	(0.02)%	(0.01)%	—%	—%
Focused Large-Cap Value B	0.11	0.01	(0.02)	(0.02)	0.05
Focused Large-Cap Value C†	0.08	0.01	(0.05)	(0.01)	—

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/05	10/31/06	10/31/07
Focused Large-Cap Value A	0.11%	0.00%	0.00%	0.01%
Focused Large-Cap Value B	0.15	0.00	0.00	0.01
Focused Large-Cap Value C†	0.14	0.00	0.00	0.01

(5)	Total return for each class was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.
†	Effective February 23, 2004, Class II shares were redesignated as Class C shares.

FOCUSED VALUE PORTFOLIO

Period Ended	Net Asset Value beginning of period	Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period	Ratio of expenses to average net assets		Ratio of net invest- ment income (loss) to average net assets		Portfolio Turnover
	Class A
10/31/03	$13.43	$0.16	$3.51	$3.67	$—	$—	$—	$—	$17.10	27.33%	$162,492	1.72	%(3)	1.08	%(3)	184%
10/31/04	17.10	0.05	1.91	1.96	(0.14)	—	—	(0.14)	18.92	11.49	205,956	1.72	(3)	0.29	(3)	133
10/31/05	18.92	0.07	1.97	2.04	—	—	—	—	20.96	10.78	224,591	1.72	(3)(4)	0.33	(3)(4)	176
10/31/06	20.96	0.11	4.40	4.51	—	—	(1.67)	(1.67)	23.80	22.82	264,368	1.70	(3)(4)	0.52	(3)(4)	39
10/31/07	23.80	0.14	4.77	4.91	(0.13)	—	(1.82)	(1.95)	26.76	21.99	450,472	1.66	(4)	0.57	(4)	86
	Class B
10/31/03	$13.17	$0.05	$3.45	$3.50	$—	$—	$—	$—	$16.67	26.58%	$189,432	2.37	%(3)	0.33	%(3)	184%
10/31/04	16.67	(0.06)	1.84	1.78	(0.02)	—	—	(0.02)	18.43	10.71	183,754	2.37	(3)	(0.36	)(3)	133
10/31/05	18.43	(0.07)	1.93	1.86	—	—	—	—	20.29	10.09	172,116	2.37	(3)(4)	(0.33	)(3)(4)	176
10/31/06	20.29	(0.03)	4.24	4.21	—	—	(1.67)	(1.67)	22.83	22.04	168,083	2.37	(3)(4)	(0.14	)(3)(4)	39
10/31/07	22.83	(0.01)	4.56	4.55	(0.01)	—	(1.82)	(1.83)	25.55	21.18	157,514	2.33	(4)	(0.07	)(4)	86
	Class C†
10/31/03	$13.16	$0.04	$3.46	$3.50	$—	$—	$—	$—	$16.66	26.60%	$220,776	2.37	%(3)	0.31	%(3)	184%
10/31/04	16.66	(0.06)	1.84	1.78	(0.02)	—	—	(0.02)	18.42	10.71	211,999	2.37	(3)	(0.36	)(3)	133
10/31/05	18.42	(0.07)	1.93	1.86	—	—	—	—	20.28	10.10	193,047	2.37	(3)(4)	(0.34	)(3)(4)	176
10/31/06	20.28	(0.03)	4.23	4.20	—	—	(1.67)	(1.67)	22.81	22.00	194,997	2.36	(3)(4)	(0.13	)(3)(4)	39
10/31/07	22.81	(0.01)	4.56	4.55	(0.01)	—	(1.82)	(1.83)	25.53	21.20	223,206	2.32	(4)	(0.06	)(4)	86

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06
Focused Value A	0.03%	0.04%	(0.02)%	(0.02)%
Focused Value B	0.02	0.04	(0.02)	(0.03)
Focused Value C†	0.01	0.03	(0.02)	(0.02)

(4)	Includes expense reimbursements, but excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/05	10/31/06	10/31/07
Focused Value A	0.02%	0.00%	0.01%
Focused Value B	0.02	0.00	0.01
Focused Value C†	0.02	0.00	0.01

†	Effective February 23, 2004, Class II shares were redesigned as Class C shares.

Financial Highlights

FOCUSED MID-CAP VALUE PORTFOLIO

Period Ended	Net Asset Value beginning of period	Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period	Ratio of expenses to average net assets(4)		Ratio of net invest- ment income (loss) average net assets(4)		Portfolio Turnover
	Class A
08/03/05- 10/31/05(6)	$12.50	$(0.01)	$(0.15)	$(0.16)	$—	$—	$—	$—	$12.34	(1.28)%	$36,217	1.72	%(3)	(0.34	)%(3)	4%
10/31/06	12.34	0.12	2.35	2.47	(0.11)	—	0.00	(0.11)	14.70	20.17	76,587	1.72	(5)	0.89	(5)	70
10/31/07	14.70	(0.06)	3.73	3.67	(0.05)	—	(0.55)	(0.60)	17.77	25.78	93,762	1.72	(5)	(0.38	)(5)	62
	Class B
08/03/05- 10/31/05(6)	$12.50	$(0.03)	$(0.15)	$(0.18)	$—	$—	$—	$—	$12.32	(1.44)%	$105	2.37	%(3)	(1.41	)%(3)	4%
10/31/06	12.32	0.01	2.36	2.37	(0.08)	—	0.00	(0.08)	14.61	19.32	1,154	2.37	(5)	0.01	(5)	70
10/31/07	14.61	(0.15)	3.70	3.55	—	—	(0.55)	(0.55)	17.61	25.02	1,815	2.37	(5)	(1.01	)(5)	62
	Class C
08/03/05- 10/31/05(6)	$12.50	$(0.03)	$(0.15)	$(0.18)	$—	$—	$—	$—	$12.32	(1.44)%	$450	2.37	%(3)	(1.68	)%(3)	4%
10/31/06	12.32	0.03	2.35	2.38	(0.08)	—	0.00	(0.08)	14.62	19.40	3,394	2.37	(5)	0.19	(5)	70
10/31/07	14.62	(0.14)	3.69	3.55	—	—	(0.55)	(0.55)	17.62	25.01	8,813	2.37	(5)	(0.96	)(5)	62

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Annualized.
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05(3)	10/31/06	10/31/07
Focused Mid-Cap Value A	0.67%	(0.00)%	0.06%
Focused Mid-Cap Value B	94.96	1.96	0.56
Focused Mid-Cap Value C	36.93	0.71	0.17

(5)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07
Focused Mid-Cap Value A	0.04%	0.04%
Focused Mid-Cap Value B	0.04	0.04
Focused Mid-Cap Value C	0.03	0.04

(6)	Commencement of operations.

FOCUSED SMALL-CAP VALUE PORTFOLIO

Period Ended	Net Asset Value beginning of period	Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period	Ratio of expenses to average net assets(4)		Ratio of net invest- ment income (loss) to average net assets(4)		Portfolio Turnover
Class A
10/31/03	$13.21	$(0.03)	$5.15	$5.12	$—	$0.00	$(0.63)	$(0.63)	$17.70	40.24%	$140,181	1.72	%(3)	(0.20	)%(3)	101%
10/31/04	17.70	(0.04)	3.67	3.63	—	—	—	—	21.33	20.51	342,316	1.72	(3)	(0.25	)(3)	75
10/31/05	21.33	(0.07)	1.89	1.82	—	—	(2.28)	(2.28)	20.87	8.58	328,952	1.68	(3)	(0.39	)(3)	116
10/31/06	20.87	0.02	2.65	2.67	—	—	(3.71)	(3.71)	19.83	14.48	232,913	1.68		0.06		197
10/31/07	19.83	(0.05)	1.45	1.40	—	—	(1.42)	(1.42)	19.81	7.38	175,137	1.69	(3)	(0.28	)(3)	170
Class B
10/31/03	$12.75	$(0.12)	$4.96	$4.84	$—	$0.00	$(0.63)	$(0.63)	$16.96	39.46%	$60,293	2.37	%(3)	(0.84	)%(3)	101%
10/31/04	16.96	(0.15)	3.50	3.35	—	—	—	—	20.31	19.75	75,814	2.37	(3)	(0.81	)(3)	75
10/31/05	20.31	(0.21)	1.80	1.59	—	—	(2.28)	(2.28)	19.62	7.81	65,856	2.37	(3)	(1.08	)(3)	116
10/31/06	19.62	(0.11)	2.46	2.35	—	—	(3.71)	(3.71)	18.26	13.65	49,714	2.37	(3)	(0.66	)(3)	197
10/31/07	18.26	(0.17)	1.33	1.16	—	—	(1.42)	(1.42)	18.00	6.65	35,120	2.37	(3)	(0.97	)(3)	170
Class C†
10/31/03	$12.76	$(0.12)	$4.98	$4.86	$—	$0.00	$(0.63)	$(0.63)	$16.99	39.59%	$76,993	2.37	%(3)	(0.84	)%(3)	101%
10/31/04	16.99	(0.15)	3.51	3.36	—	—	—	—	20.35	19.78	114,772	2.37	(3)	(0.83	)(3)	75
10/31/05	20.35	(0.21)	1.80	1.59	—	—	(2.28)	(2.28)	19.66	7.80	118,729	2.37	(3)	(1.08	)(3)	116
10/31/06	19.66	(0.11)	2.47	2.36	—	—	(3.71)	(3.71)	18.31	13.68	97,913	2.36	(3)	(0.66	)(3)	197
10/31/07	18.31	(0.17)	1.34	1.17	—	—	(1.42)	(1.42)	18.06	6.68	72,679	2.36	(3)	(0.95	)(3)	170

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Small-Cap Value A	0.09%	0.00%	(0.02)%	—%	—%
Focused Small-Cap Value B	0.09	0.03	(0.02)	0.00	0.03
Focused Small-Cap Value C†	0.07	0.01	(0.04)	(0.02)	—

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Small-Cap Value A	0.03%	0.04%	0.05%	0.04%	0.01%
Focused Small-Cap Value B	0.03	0.04	0.05	0.03	0.01
Focused Small-Cap Value C†	0.03	0.04	0.05	0.03	0.01

†	Effective February 23, 2004, Class II shares were redesignated as Class C shares.

Financial Highlights

FOCUSED DIVIDEND STRATEGY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period	Ratio of expenses to average net assets(3)		Ratio of net invest- ment income (loss) to average net assets(3)		Portfolio Turnover
	Class A
09/30/03	$9.71	$0.24	$1.17	$1.41	$(0.37)	$—	$—	$(0.37)	$10.75	14.69%	$45,639	0.95%		2.41%		20%
10/01/03- 10/31/03*	10.75	0.04	0.52	0.56	—	—	—	—	11.31	5.21	50,263	0.95	(4)(5)	2.24	(4)(5)	0
10/31/04	11.31	0.23	0.98	1.21	(0.23)	—	—	(0.23)	12.29	10.71	68,541	0.95		1.86		43
10/31/05	12.29	0.25	0.06	0.31	(0.25)	—	—	(0.25)	12.35	2.49	58,264	0.95		2.00		30
10/31/06	12.35	0.15	1.97	2.12	(0.17)	—	—	(0.17)	14.30	17.22	61,360	0.95	(4)(6)	1.11	(4)(6)	614
10/31/07	14.30	0.38	2.23	2.61	(0.36)	—	(1.42)	(1.78)	15.13	19.96	61,673	0.95	(6)	2.62	(6)	59
	Class B
09/30/03	$9.63	$0.18	$1.17	$1.35	$(0.26)	$—	$—	$(0.26)	$10.72	14.07%	$47,369	1.60%		1.79%		20%
10/01/03- 10/31/03*	10.72	0.03	0.52	0.55	—	—	—	—	11.27	5.13	53,628	1.60	(4)(5)	1.59	(4)(5)	0
10/31/04	11.27	0.15	0.98	1.13	(0.15)	—	—	(0.15)	12.25	10.01	59,128	1.60		1.21		43
10/31/05	12.25	0.17	0.06	0.23	(0.17)	—	—	(0.17)	12.31	1.82	47,733	1.60		1.34		30
10/31/06	12.31	0.06	1.96	2.02	(0.07)	—	—	(0.07)	14.26	16.42	42,569	1.60	(4)(6)	0.44	(4)(6)	614
10/31/07	14.26	0.28	2.24	2.52	(0.27)	—	(1.42)	(1.69)	15.09	19.27	40,199	1.60	(6)	1.97	(6)	59
	Class C†
09/30/03	$9.63	$0.18	$1.16	$1.34	$(0.26)	$—	$—	$(0.26)	$10.71	13.96%	$69,059	1.60%		1.77%		20%
10/01/03- 10/31/03*	10.71	0.03	0.53	0.56	—	—	—	—	11.27	5.23	79,071	1.60	(4)(5)	1.59	(4)(5)	0
10/31/04	11.27	0.15	0.98	1.13	(0.15)	—	—	(0.15)	12.25	10.01	101,720	1.60		1.21		43
10/31/05	12.25	0.17	0.06	0.23	(0.17)	—	—	(0.17)	12.31	1.82	88,859	1.60		1.35		30
10/31/06	12.31	0.06	1.96	2.02	(0.07)	—	—	(0.07)	14.26	16.42	87,655	1.60	(4)(6)	0.44	(4)(6)	614
10/31/07	14.26	0.28	2.23	2.51	(0.27)	—	(1.42)	(1.69)	15.08	19.19	89,287	1.60	(6)	1.97	(6)	59

*	The Portfolio changed its fiscal year end from September 30 to October 31.
(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (based on average net assets):

	9/30/03	10/31/03(4)(5)	10/31/04	10/31/05	10/31/06	10/31/07
Focused Dividend Strategy Class A	0.16%	0.14%	0.13%	0.11%	0.12%	0.10%
Focused Dividend Strategy Class B	0.16	0.13	0.15	0.10	0.13	0.10
Focused Dividend Strategy Class C†	0.14	0.11	0.13	0.09	0.11	0.08

(4)	The ratio reflects an expense ratio which is net of custody credits of (0.01)%.
(5)	Annualized.
(6)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07
Focused Dividend Strategy Class A	0.01%	0.00%
Focused Dividend Strategy Class B	0.01	0.00
Focused Dividend Strategy Class C	0.01	0.00

†	Effective February 23, 2004, Class II shares were redesignated as Class C shares.

FOCUSED GROWTH AND INCOME PORTFOLIO

Period Ended	Net Asset Value beginning of period	Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period	Ratio of expenses to average net assets(4)		Ratio of net invest- ment income (loss) to average net assets(4)		Portfolio turnover
	Class A
10/31/03	$12.04	$(0.08)	$2.97	$2.89	$—	$—	$—	$—	$14.93	24.00%	$119,353	1.72	%(3)	(0.58	)%(3)	103%
10/31/04	14.93	(0.04)	0.25	0.21	—	—	—	—	15.14	1.41	159,097	1.72	(3)	(0.34	)(3)	62
10/31/05	15.14	0.06	1.39	1.45	—	—	—	—	16.59	9.58	163,765	1.72	(3)	0.35	(3)	155
10/31/06	16.59	0.04	2.89	2.93	(0.11)	—	—	(0.11)	19.41	17.69	185,913	1.72	(3)	0.24	(3)	141
10/31/07	19.41	(0.01)	3.05	3.04	—	—	(0.73)	(0.73)	21.72	16.01	417,035	1.64		(0.08)		257
	Class B
10/31/03	$11.64	$(0.16)	$2.85	$2.69	$—	$—	$—	$—	$14.33	23.11%	$88,038	2.37	%(3)	(1.24	)%(3)	103%
10/31/04	14.33	(0.14)	0.26	0.12	—	—	—	—	14.45	0.84	85,871	2.37	(3)	(1.01	)(3)	62
10/31/05	14.45	(0.05)	1.32	1.27	—	—	—	—	15.72	8.79	70,609	2.37	(3)	(0.32	)(3)	155
10/31/06	15.72	(0.06)	2.72	2.66	—	—	—	—	18.38	16.92	63,470	2.37	(3)	(0.38	)(3)	141
10/31/07	18.38	(0.14)	2.87	2.73	—	—	(0.73)	(0.73)	20.38	15.19	62,410	2.37	(3)	(0.73	)(3)	257
	Class C†
10/31/03	$11.63	$(0.15)	$2.84	$2.69	$—	$—	$—	$—	$14.32	23.13%	$137,348	2.37	%(3)	(1.24	)%(3)	103%
10/31/04	14.32	(0.14)	0.25	0.11	—	—	—	—	14.43	0.77	136,360	2.37	(3)	(1.01	)(3)	62
10/31/05	14.43	(0.05)	1.33	1.28	—	—	—	—	15.71	8.87	107,862	2.37	(3)	(0.32	)(3)	155
10/31/06	15.71	(0.06)	2.71	2.65	—	—	—	—	18.36	16.87	103,407	2.37	(3)	(0.39	)(3)	141
10/31/07	18.36	(0.13)	2.87	2.74	—	—	(0.73)	(0.73)	20.37	15.27	132,755	2.31	(3)	(0.68	)(3)	257

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Growth and Income A	0.04%	0.04%	(0.02)%	(0.03)%	—%
Focused Growth and Income B	0.04	0.05	0.01	0.01	(0.03)
Focused Growth and Income C†	0.03	0.03	(0.02)	(0.02)	(0.00)

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Growth and Income A	0.03%	0.04%	0.02%	0.01%	0.02%
Focused Growth and Income B	0.04	0.05	0.02	0.01	0.02
Focused Growth and Income C†	0.03	0.05	0.02	0.01	0.02

†	Effective February 23, 2004, Class II shares were redesigned as Class C shares.

Financial Highlights

FOCUSED INTERNATIONAL EQUITY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment Operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Redem- ption Fees	Net Asset Value end of period	Total Return(2)	Net Assets end of period	Ratio of expenses to average net assets(3)(4)	Ratio of net invest- ment income (loss) average net assets(3)(4)	Portfolio Turnover
	Class A
10/31/03	$12.01	$0.01	$2.80	$2.81	$—	$—	$—	$—	$—	$14.82	23.40%	$63,803	1.95%	0.10%	103%
10/31/04	14.82	(0.02)	1.84	1.82	—	—	(0.08)	(0.08)	0.00	16.56	12.31	165,924	1.95	(0.12)	166
10/31/05	16.56	0.21	2.54	2.75	(0.04)	—	(0.70)	(0.74)	0.00	18.57	17.04	205,848	1.95	1.14	121
10/31/06	18.57	0.13	4.29	4.42	(0.21)	—	(1.21)	(1.42)	0.00	21.57	25.66	281,354	1.95	0.67	81
10/31/07	21.57	0.08	4.24	4.32	(0.04)	—	(2.93)	(2.97)	0.00	22.92	22.37	327,617	1.95	0.39	92
	Class B
10/31/03	$11.94	$(0.05)	$2.75	$2.70	$—	$—	$—	$—	$—	$14.64	22.61%	$7,682	2.60%	(0.41)%	103%
10/31/04	14.64	(0.13)	1.82	1.69	—	—	(0.08)	(0.08)	0.00	16.25	11.57	10,735	2.60	(0.85)	166
10/31/05	16.25	0.09	2.50	2.59	—	—	(0.70)	(0.70)	0.00	18.14	16.32	13,411	2.60	0.50	121
10/31/06	18.14	0.00	4.19	4.19	(0.10)	—	(1.21)	(1.31)	0.00	21.02	24.78	18,983	2.60	0.01	81
10/31/07	21.02	(0.04)	4.11	4.07	—	—	(2.93)	(2.93)	0.00	22.16	21.62	20,804	2.60	(0.18)	92
	Class C†
10/31/03	$11.93	$(0.05)	$2.75	$2.70	$—	$—	$—	$—	$—	$14.63	22.63%	$17,141	2.60%	(0.40)%	103%
10/31/04	14.63	(0.13)	1.81	1.68	—	—	(0.08)	(0.08)	0.00	16.23	11.51	29,188	2.60	(0.83)	166
10/31/05	16.23	0.09	2.49	2.58	—	—	(0.70)	(0.70)	0.00	18.11	16.28	35,065	2.60	0.51	121
10/31/06	18.11	0.01	4.18	4.19	(0.10)	—	(1.21)	(1.31)	0.00	20.99	24.83	42,499	2.60	0.04	81
10/31/07	20.99	(0.04)	4.10	4.06	—	—	(2.93)	(2.93)	0.00	22.12	21.60	47,583	2.60	(0.19)	92

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (recoupments)/fee waivers (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused International Equity A	0.50%	0.21%	0.06%	0.02%	0.02%
Focused International Equity B	0.69	0.36	0.17	0.12	0.10
Focused International Equity C†	0.57	0.26	0.11	0.06	0.06

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused International Equity A	0.01%	0.02%	0.04%	0.01%	0.00%
Focused International Equity B	0.01	0.02	0.04	0.01	0.00
Focused International Equity C†.	0.01	0.02	0.04	0.01	0.00

†	Effective February 23, 2004, Class II shares were redesigned as Class C shares.

FOCUSED TECHNOLOGY PORTFOLIO

Period Ended	Net Asset Value beginning of period	Invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period	Ratio of expenses to average net assets(3)(4)	Ratio of net invest- ment income (loss) to average net assets(3)(4)	Portfolio Turnover
	Class A
10/31/03	$2.79	$(0.07)	$2.19	$2.12	$—	$—	$—	$—	$4.91	75.99%	$34,846	1.97%	(1.83)%	157%
10/31/04	4.91	(0.09)	0.54	0.45	—	—	—	—	5.36	9.16	37,852	1.97	(1.86)	159
10/31/05	5.36	(0.08)	0.93	0.85	—	—	—	—	6.21	15.86	47,847	1.97	(1.49)	97
10/31/06	6.21	(0.10)	0.14	0.04	—	—	—	—	6.25	0.64	38,400	1.97	(1.69)	96
10/31/07	6.25	(0.11)	1.65	1.54	—	—	—	—	7.79	24.64	44,561	1.97	(1.68)	117
	Class B
10/31/03	$2.75	$(0.09)	$2.15	$2.06	$—	$—	$—	$—	$4.81	74.91%	$22,851	2.62%	(2.48)%	157%
10/31/04	4.81	(0.12)	0.53	0.41	—	—	—	—	5.22	8.52	25,969	2.62	(2.50)	159
10/31/05	5.22	(0.12)	0.91	0.79	—	—	—	—	6.01	15.13	25,217	2.62	(2.13)	97
10/31/06	6.01	(0.14)	0.14	(0.00)	—	—	—	—	6.01	0.00	21,267	2.62	(2.34)	96
10/31/07	6.01	(0.16)	1.60	1.44	—	—	—	—	7.45	23.96	14,611	2.62	(2.33)	117
	Class C†
10/31/03	$2.75	$(0.09)	$2.15	$2.06	$—	$—	$—	$—	$4.81	74.91%	$28,490	2.62%	(2.48)%	157%
10/31/04	4.81	(0.12)	0.53	0.41	—	—	—	—	5.22	8.52	28,495	2.62	(2.51)	159
10/31/05	5.22	(0.12)	0.92	0.80	—	—	—	—	6.02	15.33	28,394	2.62	(2.13)	97
10/31/06	6.02	(0.14)	0.13	(0.01)	—	—	—	—	6.01	(0.17)	24,068	2.62	(2.34)	96
10/31/07	6.01	(0.15)	1.59	1.44	—	—	—	—	7.45	23.96	23,461	2.62	(2.33)	117

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Net of the following expense reimbursements (based on average net assets):

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Technology A	0.48%	0.38%	0.20%	0.15%	0.17%
Focused Technology B	0.52	0.43	0.25	0.22	0.23
Focused Technology C†	0.47	0.39	0.21	0.17	0.17

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/03	10/31/04	10/31/05	10/31/06	10/31/07
Focused Technology A	0.08%	0.07%	0.02%	0.02%	0.00%
Focused Technology B	0.08	0.07	0.02	0.03	0.01
Focused Technology C†	0.08	0.07	0.01	0.03	0.01

†	Effective February 23, 2004, Class II shares were redesignated as Class C shares.

Financial Highlights

FOCUSED STARALPHA PORTFOLIO

Period Ended	Net Asset Value beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net realized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(4)(5)		Ratio of net invest- ment income (loss) to average net assets(4)(5)		Portfolio Turnover
	Class A
05/03/07-10/31/07(3)	$12.50	$(0.03)	$1.25	$1.22	$—	$—	$—	$—	$13.72	9.76%	$139,421	1.72	%(6)(7)	(0.28	)%(6)(7)	87%
	Class C
05/03/07-10/31/07(3)	$12.50	$(0.11)	$1.30	$1.19	$—	$—	$—	$—	$13.69	9.52%	$10,922	2.37	%(6)(7)	(1.03	)%(6)(7)	87%

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.
(3)	Commencement of operations.
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

10/31/07
Focused StarALPHA Class A	0.17%
Focused StarALPHA Class C	0.92

(5)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

10/31/07
Focused StarALPHA Class A	0.01%
Focused StarALPHA Class C	0.01

(6)	Annualized.
(7)	Net of custody credits of 0.01%.

For More Information

The following documents contain more information about the Portfolios and are available free of charge upon request:

Annual and Semi-annual Reports. In the Portfolio’s annual report, you will find financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year.

Statement of Additional Information (SAI). The SAI contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this prospectus.

You may obtain copies of these documents or ask questions about the Portfolios by contacting AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.sunamericafunds.com and click on “Shareholder Services” in order to:

•	View your account and portfolio balance(s)

•	View the transaction history of your account(s)

•	See the net asset value of the Portfolio(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year-to-date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.sunamericafunds.com and clicking on the “Financial Professionals” link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.sunamericafunds.com and clicking on “Shareholder Services,” and then the “Go Paperless” option to complete the consent form. Why Go Paperless?

•	Immediate receipt of important Portfolio information

•	Elimination of bulky documents from personal files

•	Reduction of the Fund’s printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the SEC’s website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-07797

SUNAMERICA FOCUSED SERIES, INC.

SunAmerica Focused Portfolios

Supplement dated October 2, 2008 to the

Statement of Additional Information (“SAI”) dated February 28, 2008,

as supplemented and amended to date

Under the heading “Other Accounts Managed by the Portfolio Manager” on page B-71 of the SAI, the following information is hereby added:

Portfolio	Adviser/ Sub-adviser	Portfolio Manager(s)	Other Accounts (As of June 30, 2008)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($millions except as noted)	No. of Accounts	Assets ($millions except as noted)	No. of Accounts	Assets ($millions except as noted)
Mid-Cap Value Portfolio	Delafield	J. Dennis Delafield	3	$673.4	4	$46.5	93	$421.1
		Charles W. Neuhauser	1	$27.4	4	$46.5	18	$210.4
		Donald Wang	1	$27.4	5	$58.6	18	$210.4

Under the heading “Portfolio Manager Ownership of Fund Shares” on page B-73 of the SAI, the following information is hereby added, as of June 30, 2008:

Portfolio	Name of Adviser/Subadviser	Name of Portfolio Manager(s)	Dollar Range of Equity Securities in each Fund managed by the named Portfolio Manager
Mid-Cap Value Portfolio	Delafield	J. Dennis Delafield	$0
		Charles W. Neuhauser	$0
		Donald Wang	$0

The following is hereby added after the last paragraph of “FNMA Certificates” under the heading “Investment Objectives and Policies” on page 16 of the SAI:

“The value of FNMA’s and FHLMC’s securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP4_FOCPR_2-08